Exhibit 10.16

As of January 15, 2009

NOTE MODIFICATION AGREEMENT

by and between

BANK OF AMERICA, N.A.,
as Payee

and

ACADIA-P/A SHERMAN AVENUE, LLC,
as Maker

NOTE MODIFICATION AGREEMENT

                    NOTE MODIFICATION AGREEMENT (this “Agreement”) made as of the 15th day of January, 2009 by and between BANK OF AMERICA, N.A., having an office at One Bryant Park, 35th Floor, New York, New York 10036 (“Payee”), and ACADIA-P/A SHERMAN AVENUE, LLC, a Delaware limited liability company having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (“Maker”).

WITNESSETH:

                    WHEREAS, Payee is now the lawful owner and holder of the note (the “Note”) secured by the mortgage more particularly described in Exhibit A attached hereto and made a part hereof;

                    WHEREAS, Maker is the obligor under the Note which, as of the date hereof, evidences an aggregate outstanding principal indebtedness of $19,000,000 (the “Indebtedness”), plus interest thereon; and

                    WHEREAS, Payee and Maker have agreed to modify the Note in the manner hereinafter set forth;

                    NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                         1. The Note evidences the aggregate principal amount of the Indebtedness, together with interest accrued and to accrue thereon and all other sums evidenced thereby.

                         2. Maker hereby acknowledges that it is justly indebted to Payee under the Note, and covenants and promises to pay the Indebtedness, together with interest and other charges thereon, in accordance with the terms, covenants, conditions and provisions set forth in Exhibit B attached hereto and made a part hereof, including any exculpatory provisions contained in said Exhibit B, which terms, covenants, conditions and provisions shall supersede in their entirety all of the terms and provisions of the Note.

                         3. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                         4. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s choice of law principles).

                         5. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                         6. The information set forth on the cover hereof is incorporated herein.

[Remainder of page intentionally left blank.]

2

                    IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

BANK OF AMERICA, N.A.

By

Gregory Egli
Senior Vice President

ACADIA-P/A SHERMAN AVENUE, LLC,
a Delaware limited liability company

By

Robert Masters
Senior Vice President

                    This is to certify that this Note Modification Agreement was executed in my presence on the date hereof on behalf of the Maker identified above by the party or parties whose signature(s) appear(s) above in the capacities indicated.

Notary Public

My Commission Expires:

EXHIBIT A

Mortgage

All recording references are to recordings in the
Office of the New York City Register, New York County.

Mortgage, Assignment of Leases and Rents in the original principal amount of $19,000,000 made by Acadia-P/A Sherman Avenue, LLC to Bank of China, New York Branch dated as of September 8, 2005 and recorded September 19, 2005 as CRFN 2005000523844. Mortgage Tax Paid: $532,000.

Said mortgage was assigned by Bank of China, New York Branch to Bank of America, N.A. by an Assignment of Mortgage dated January 14, 2009 and intended to be recorded.

EXHIBIT B

Form of Modified Note

EXHIBIT B

NOTE

Date of Note:   January 15, 2009

Note Amount:   $19,000,000

Maturity Date:   January 15, 2010

                    FOR VALUE RECEIVED, the undersigned (hereinafter, “Maker”) does hereby covenant and promise to pay to the order of BANK OF AMERICA, N.A. or its successors or assigns (hereinafter collectively “Payee”), on the Maturity Date, at One Bryant Park, 35th Floor, New York, New York 10036, or at such other place as Payee may designate to Maker in writing from time to time (it being understood that all or any portions of the indebtedness evidenced hereby, whether principal or interest, at Payee’s election, may be payable at, or for the account of, Payee’s lending offices at other locations), the Note Amount or so much thereof as shall be advanced by Payee and remain unpaid, together with interest at the Floating Rate (as hereinafter defined), provided, however, that if the BBA LIBOR Daily Floating Rate (as hereinafter defined) is not available for any reason, or if Payee determines that no adequate basis exists for determining the BBA LIBOR Daily Floating Rate or that the BBA LIBOR Daily Floating Rate will not adequately and fairly reflect the cost to Payee of funding the Loan, or that any applicable law or regulation or compliance therewith by Payee prohibits or restricts or makes impossible the charging of interest based on the BBA LIBOR Daily Floating Rate and Payee so notifies Maker, then until Payee notifies Maker that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Note from the date Payee so notifies Maker until the maturity date of this Note (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest per annum equal to the Prime Rate (as hereinafter defined) of Payee plus 150 basis points per annum. If Payee (including any subsequent holder of this Note) ceases to exist or to establish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is then determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported. Interest shall be computed on an actual/360-day basis (i.e., interest for each day during which any portion of the Note Amount bearing interest at said rate is outstanding shall be computed at said rate divided by 360) on so much of the Note Amount as is from time to time outstanding (the “Principal Amount”), all as hereinafter provided, and with a late payment premium of 5% of any principal or interest payment (other than the balloon payment due on the Maturity Date) made more than ten (10) days after the due date thereof which shall be due with any such late payment. All payments of principal, interest and other sums hereunder shall be made in lawful money of the United States and in immediately available funds. All payments of principal, interest and other

3

sums hereunder shall be made in lawful money of the United States and in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

                    The following additional terms, as used in this Note, shall have the meanings indicated opposite them:

          “Additional Costs” — Any costs, losses or expenses incurred by Payee which it determines are attributable to its making or maintaining the Loan, or its obligation to make any Loan advances, or any reduction in any amount receivable by Payee under the Loan or this Note.

          “BBA LIBOR Daily Floating Rate” — A fluctuating rate of interest per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Payee from time to time) as determined for each Business Day at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Payee’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars.

“Business Day” — Any day other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

“Dollars” and “$” — Lawful money of the United States of America.

“Floating Rate” — A fluctuating rate per annum equal to the BBA LIBOR Daily Floating Rate plus 150 basis points per annum, each change in said rates to be effective as of the date of such change.

“Loan” — The loan in the Note Amount to be made to Maker by Payee and evidenced hereby.

          “Loan Documents” — All instruments delivered (whether now or hereafter and whether by Maker or any other person or entity) to Payee or any other holder of this Note in connection with the Loan evidenced by this Note.

          “Prime Rate” — On any day, the rate of interest per annum then most recently established by Payee as its “prime rate”. Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Payee to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and Payee may make various business or other loans at rates of interest having no relationship to such rate.

4

“Regulation D” — Regulation D of the Board of Governors of the Federal Reserve System, as from time to time amended or supplemented.

          “Regulatory Change” — With respect to the charging and collecting of interest at the Floating Rate, any change after the date hereof in United States federal, state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including Payee under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof, excluding any change the effect of which is reflected in a change in the Floating Rate.

          “Reserve Requirement” — The average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. Dollars against “Euro-Currency Liabilities”, as such quoted term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Floating Rate is to be determined as provided in this Note or (b) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates referred to in the definition of “Floating Rate” set forth above.

                    Interest on the Principal Amount shall be payable monthly on the first day of the first month (an “Interest Payment Date”) following the first advance of Loan proceeds which are evidenced hereby and on the first day of each month thereafter until this Note is repaid in full.

                    Maker shall pay to Payee, promptly upon demand, such amounts as are necessary to compensate Payee for Additional Costs resulting from any Regulatory Change which (i) subjects Payee to any tax, duty or other charge with respect to the Loan or this Note, or changes the basis of taxation of any amounts payable to Payee under the Loan or this Note (other than taxes imposed on the overall net income of Payee or of its applicable lending office by the jurisdiction in which Payee’s principal office or such applicable lending office is located), (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Payee, (iii) imposes on Payee or on the London interbank market, any other condition affecting the Loan or this Note, or any of such extensions of credit or liabilities or (iv) imposes any capital adequacy requirements on Payee by virtue of the Loan or this Note. Payee will notify Maker of any event occurring after the date hereof which would entitle it to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different lending office for those portions of the Loan affected by such event if such designation will avoid the need

5

for, or reduce the amount of, such compensation and will not, in Payee’s sole opinion, be disadvantageous to it, provided that Payee shall have no obligation to so designate a lending office located in the United States. For purposes of this paragraph, of the definition of “Additional Costs” set forth above and of the next succeeding four paragraphs, the term “Payee” shall, at Payee’s option, be deemed to include Payee’s present and future participants in the Loan.

                    Determinations by Payee of the existence or effect of any Regulatory Change on its costs of making or maintaining the Loan, or portions thereof, at the Floating Rate, or on amounts receivable by it in respect thereof, and of the additional amounts required to compensate Payee in respect of Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

                    Maker shall have the right to prepay this Note, in whole or in part, without premium or penalty (subject, however, to the provisions of the immediately preceding paragraph of this Note) upon written notice thereof given to Payee by prepaid registered or certified mail at least ten (10) days prior to the date to be fixed therein for prepayment, and upon the payment of all accrued interest on the amount prepaid (and all late charges and other sums that may be payable hereunder) to the date so fixed. Any such notice of prepayment shall be irrevocable.

                    This Note is secured by, among other things, a mortgage(s) or deed(s) of trust (the “Mortgage”) of premises situated as indicated below, which Mortgage specifies various defaults upon the happening of which all sums owing on this Note may be declared immediately due and payable.

                    If a default shall occur hereunder or under the Mortgage and such default shall continue after the expiration of any applicable grace period, interest on the Principal Amount shall, at the option of Payee, immediately and without notice to Maker, be converted to the Prime Rate. The foregoing provision shall not be construed as a waiver by Payee of its right to pursue any other remedies available to it under the Mortgage or any other instrument evidencing or securing the Loan, nor shall it be construed to limit in any way the application of the “Default Rate” as provided in the Mortgage.

                    Maker hereby agrees that it shall be bound by any agreement extending the time or modifying the above terms of payment, made by Payee and the owner or owners of the property affected by the Mortgage or any additional collateral documents delivered to Payee in connection with the Loan, whether with or without notice to Maker, and Maker shall continue to be liable to pay the amount due hereunder, but with interest at a rate no greater than the interest rate provided for herein according to the terms of any such agreement of extension or modification.

                    This Note may not be changed orally but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All parties to this Note, whether Maker, principal, surety, guarantor or endorser, hereby waive demand, notice and protest. Written notices required to be given hereunder shall be given as provided in the Mortgage.

6

                    Should the indebtedness represented by this Note or any part thereof be collected at law or in equity, or in bankruptcy, receivership or any other court proceeding (whether at the trial or appellate level), or should this Note be placed in the hands of attorneys for collection upon default, Maker agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys’ fees and expenses.

                    Anything herein to the contrary notwithstanding, the obligations of Maker under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by Payee would be contrary to provisions of law applicable to Payee limiting the maximum rate of interest which may be charged or collected by Payee. All agreements between Maker and/or any guarantor of Maker’s obligations hereunder and Payee are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Payee for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term “applicable law” shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Maker and Payee in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the loan documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if, under or from any circumstances whatsoever Payee should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Maker and/or any guarantor of Maker’s obligations hereunder and Payee.

                    Promptly upon receipt of an affidavit of an officer of Payee as to the loss, theft, destruction or mutilation of this Note, or of any other document evidencing or securing the loan evidenced hereby which is not of public record, Maker will issue and deliver, in lieu thereof, a replacement Note or other such document.

                    Payee may at any time pledge all or any portion of this Note or its rights hereunder or otherwise in respect of the Loan to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Payee from its obligations under the Loan.

                    MAKER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY PAYEE ON THIS NOTE, ANY AND EVERY RIGHT IT MAY HAVE

7

TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT MAKER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST PAYEE WITH RESPECT TO ANY ASSERTED CLAIM. IN ADDITION, MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THE FOREGOING WAIVERS CONSTITUTE A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS NOTE AND TO MAKE THE LOAN EVIDENCED HEREBY.

                This Note and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s principles of conflicts of law). Maker hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York (or any county in New York State where any portion of the “Mortgaged Property”, as such quoted term is defined in the Mortgage, is located) over any suit, action or proceeding arising out of or relating to this Note, and Maker hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in The City of New York (or such other county in New York State) may be made by certified or registered mail, return receipt requested, directed to Maker at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed.

           Maker shall not be personally liable for payment of the principal of this Note or interest thereon, and in the event of any failure by Maker to pay any portion of such principal or interest, Payee will look, with respect to the then outstanding balance of such principal and interest, solely to the Mortgaged Property and such other collateral as has been, or hereafter shall be, given to secure payment of the Note and any guaranties thereof. The foregoing limitation on liability shall not impair or otherwise affect the validity or enforceability of (a) the debt evidenced by this Note or of any other obligations evidenced by this Note, the Mortgage or any of the Loan Documents or (b) Payee’s liens, security interests, rights and remedies (including, without limitation, the remedies of foreclosure and/or sale) with respect to the Mortgaged Property or any other property, security, collateral and/or assets (including the proceeds thereof) encumbered, pledged or assigned by the Mortgages or any other security for the Loan. In addition, the foregoing limitation on liability shall not limit the obligations of Maker or any other party, or be applicable, with respect to: (i) liability under any guaranty(ies) or indemnity(ies) delivered or afforded to Payee; (ii) any fraud or material misrepresentation; (iii) taxes of any kind (whether characterized as transfer, gains or

8

other taxes) payable in connection with the foreclosure sale of the Mortgaged Property, irrespective of who pays such taxes; (iv) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents; (v) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents; (vi) the misapplication of any security deposits; (vii) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Mortgaged Property or paid to Payee or a duly appointed receiver of the Premises; (viii) any failure to deliver to Payee, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Mortgaged Property; (ix) any intentional physical waste in respect of the Mortgaged Property; (x) any failure to pay or discharge any real estate tax, other tax, assessment, fine, penalty or lien against the Mortgaged Property to the extent revenue from leases of the Mortgaged Property was available to pay same; (xi) liability as landlord under any lease(s) relating to the Mortgaged Property which liability accrued prior to Payee’s succeeding to such interest of Maker, which Payee is or becomes obligated for by virtue of Payee succeeding to the interests of Maker, provided, however, that such liability shall only apply with respect to any liability of Maker under such leases which Payee assumes pursuant to subordination, non-disturbance and attornment agreements required pursuant to the terms of such leases; (xii) liability under any agreement relating to the operation or maintenance of the Mortgaged Property which liability accrued prior to Payee’s succeeding to such interest of Maker which Payee is or becomes obligated for by virtue of Payee succeeding to the interests of Maker, provided, however, that such liability shall only apply with respect to agreements which are not terminable by their terms upon thirty (30) days’ written notice; (xiii) liability to pay for the premiums on and keep in full force and effect insurance in respect of the Mortgaged Property in accordance with the Loan Documents to the extent revenue from leases of the Mortgaged Property was available to pay same; or (xiv) liability for Hazardous Substances (as defined in the Mortgage) that may exist upon or be discharged from the Mortgaged Property. Maker shall in any event be and shall remain personally liable for each of the matters to which reference is made in the preceding sentence and Payee may seek, obtain and enforce one or more money judgments in any appropriate proceeding(s) with respect thereto. The limitation on personal liability contained in this paragraph shall become automatically null and void and shall be of no further force or effect, and Maker shall be and remain personally liable for payment of the principal of this Note and interest thereon, in accordance with the terms and provisions of this Note, in the event that Maker, or anyone acting on behalf of Maker, shall (A) file a petition or answer seeking any relief of any kind under the bankruptcy laws of the United States, or if an Insolvency Event (as defined in the Mortgage) shall otherwise occur, (B) assert in writing or in any legal proceedings of any kind that any provisions of any of the Loan Documents are in whole or in part unenforceable, invalid or not legally binding, or (C) fail fully to cooperate with Payee or a receiver in Payee’s or such receiver’s efforts to collect Rents directly from tenants after a default under the Loan Documents.

[Remainder of page intentionally left blank]

9

                    IN WITNESS WHEREOF, Maker has executed and delivered this Note on the day and year first above written.

ACADIA-P/A SHERMAN AVENUE, LLC,
a Delaware limited liability company

By

Robert Masters
Senior Vice President

Location of Premises:	Address of Maker

4650-4060 Broadway (a/k/a 2-16 Sherman	Acadia-P/A Sherman Avenue, LLC
Avenue), New York, New York	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605

                    This is to certify that this Note was executed in my presence on the date hereof by the party whose signature appears above in the capacity indicated.

Notary Public

My Commission Expires:

BLOCK:	2175
LOT:	1
COUNTY:	New York
ADDRESS:	4650-4660 Broadway (a/k/a 2-16 Sherman Avenue), New York, New York

As of January 15, 2009

MORTGAGE MODIFICATION AGREEMENT

by and between

ACADIA-P/A SHERMAN AVENUE, LLC,
as Mortgagor

and

BANK OF AMERICA, N.A.,
as Mortgagee

This instrument prepared by, and after recording please return to:
Schiff Hardin LLP
900 Third Avenue
New York, New York 10022
Attention: Paul G. Mackey, Esq.

MORTGAGE MODIFICATION AGREEMENT

          MORTGAGE MODIFICATION AGREEMENT (this “Agreement”) made as of the 15th day of January, 2009 by and between BANK OF AMERICA, N.A., having an office at One Bryant Park, 35th Floor, New York, New York 10036 (“Mortgagee”), and ACADIA-P/A SHERMAN AVENUE, LLC, a Delaware limited liability company having an address at c/o Acadia Realty Trust, 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (“Mortgagor”).

WITNESSETH:

          WHEREAS, Mortgagee is now the lawful owner and holder of the mortgages (collectively, the “Mortgage”) more particularly described in Exhibit A attached hereto and made a part hereof, and of the note (the “Note”) and other obligations secured thereby;

          WHEREAS, the maximum outstanding principal amount which is or under any contingency may be secured by the Mortgage is $19,000,000 (the “Indebtedness”), plus interest thereon and all additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default thereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the note(s) secured thereby or of the defense or prosecution of the rights and lien created thereby;

          WHEREAS, the Mortgage is presently a valid lien on the real property described in Schedule A attached hereto and made a part hereof (the “Premises”);

          WHEREAS, Mortgagor is the lawful owner of the Premises; and

          WHEREAS, Mortgagee and Mortgagor have agreed to modify, amend and restate the terms of the Mortgage in the manner hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

               7. Mortgagor hereby agrees to pay the Indebtedness and interest thereon at the rate(s) of interest and on the terms provided for the payment of principal and interest in the Note, as modified by that certain note modification agreement, dated the date hereof, between Mortgagee and Mortgagor (the “Note Agreement”).

               8. The Mortgage is hereby amended and restated in its entirety by Exhibit B attached hereto and made a part hereof including any exculpatory provisions contained in said Exhibit B, and Mortgagor hereby agrees to comply with and be bound by all of the terms, covenants and conditions set forth in said Exhibit B.

               9. Mortgagor hereby certifies that this Agreement secures the same indebtedness evidenced by the Note, as modified by the Note Agreement, and secured by the Mortgage, as modified, amended and restated hereby, and secures no new or further indebtedness or obligation.

               10. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Mortgage, as modified hereby, or under the Note, as modified by the Note Agreement, including its obligation for the payment of the Indebtedness.

               11. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

2

               12. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s choice of law principles).

               13. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

               14. The information set forth on the cover hereof is incorporated herein.

[Remainder of page intentionally left blank.]

3

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

BANK OF AMERICA, N.A.

By

Gregory Egli
Senior Vice President

ACADIA-P/A SHERMAN AVENUE, LLC,
a Delaware limited liability company

By

Robert Masters
Senior Vice President

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF NEW YORK	)

          On the ______ day of January in the year 2009, before me, the undersigned, a notary public in and for said state, personally appeared Gregory Egli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires:

STATE OF NEW YORK	)
	:	ss.:
COUNTY OF WESTCHESTER	)

          On the ______ day of January in the year 2009, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires:

SCHEDULE A

Property Description

ALL that lot or parcel of land, in the Borough of Manhattan, County of New York, City of New York, State of New York described as follows:

PARCEL A:

Lot Numbers 1 and 4 in Section Number 8, Block Number 2175 on the land map of the County of New York, and bounded and described as follows:

BEGINNING a point on the easterly side of Broadway at the northeasterly line of said Lot Number 4;

RUNNING THENCE easterly, or nearly so along said Lot Number 4, 220 feet 5 inches to the westerly line of Lot Number 100 on said map;

THENCE 113 feet 8 inches southeasterly along said westerly line of said Lot Number 100 to the northerly side of Sherman Avenue;

THENCE westerly or nearly so along the northerly side of Sherman Avenue to a point thereon distant 204 feet 4-3/8 inches westerly from the westerly side of said Lot Number 100;

THENCE running on a curved line, 96 feet 9-5/8 inches to a point on the easterly side of Broadway, distant 130 feet 5/8 inch southerly from the northerly line of said Lot Number 4;

THENCE northerly along the easterly side of Broadway, 130 feet 5/8 inch to the point or place of BEGINNING. Be the said several distances, more or less.

PARCEL B:

Lot Number 50 on a certain map entitled “Map of 128 acres of land situated in the 12th Ward of the City of New York, part of the Estate Of Isaac Dyckman, deceased, known as Fort George Property”. Dated September 15th, 1868 by R. Rosa, Surveyor, and filed in the Office of the Register of the County of New York on November 7, 1868 as map number 697 and which said plot is bounded and described as follows:

BEGINNING at a point on the easterly side of Broadway or Kingsbridge Road, as widened, at the southwesterly corner of plot number 49 on said map;

THENCE easterly or nearly so along said plot number 49, 202 feet to plot number 53 on said map;

THENCE southeasterly along the said plot number 53 on said map and parallel with a new street laid out by the Commissioners of the Central Park and designated on said map as boulevard or Dyckman Street, 53 feet 3 inches;

THENCE westerly or nearly so and along plot number 51 on said map, 220 feet 5 inches to the present easterly side of Broadway or Kingsbridge Road, as widened;

THENCE northerly or nearly so along the said present easterly side of Broadway or Kingsbridge Road, 50 feet to the point or place of BEGINNING.

2

EXHIBIT A

Mortgage

All recording references are to recordings in the
Office of the New York City Register, New York County.

Mortgage, Assignment of Leases and Rents in the original principal amount of $19,000,000 made by Acadia-P/A Sherman Avenue, LLC to Bank of China, New York Branch dated as of September 8, 2005 and recorded September 19, 2005 as CRFN 2005000523844. Mortgage Tax Paid: $532,000.

Said mortgage was assigned by Bank of China, New York Branch to Bank of America, N.A. by an Assignment of Mortgage dated January 14, 2009 and intended to be recorded.

EXHIBIT B

Form of Amended and Restated Mortgage

EXHIBIT B

BLOCK:	2175
LOT:	1
COUNTY:	New York
ADDRESS:	4650-4660 Broadway (a/k/a 2-16 Sherman Avenue), New York, New York

Date: As of January 15, 2009

MORTGAGE, ASSIGNMENT OF LEASES
AND RENTS AND SECURITY AGREEMENT
(“this Mortgage”)

FROM

ACADIA-P/A SHERMAN AVENUE, LLC,
a limited liability company organized and existing under the laws of Delaware

(“Mortgagor”)

Address of Mortgagor:	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
White Plains, New York 10605

TO

BANK OF AMERICA, N.A.

(“Mortgagee”)

Address of Mortgagee:	One Bryant Park, 35th Floor
New York, New York 10036

Mortgage Amount: $19,000,000

This instrument prepared by, and after recording please return to:
Schiff Hardin LLP
900 Third Avenue, 23rd Floor
New York, New York 10022
Attention: Paul G. Mackey, Esq.

2

THE AMOUNT OF THIS MORTGAGE IS $19,000,000.

RECITAL

                    ACADIA-P/A SHERMAN AVENUE, LLC, a Delaware limited liability company, is the owner of the premises described in Schedule A. Mortgagor will borrow the Mortgage Amount from Mortgagee and has executed and delivered to Mortgagee a note modification agreement, dated the date hereof, obligating it to pay the Mortgage Amount (the note described in, and modified by, said note modification agreement, as the same may hereafter be amended, modified, extended, severed, assigned, renewed, replaced or restated, hereinafter, the “Loan Note”). In the event that all or any part of the Premises is located in the State of New York, then, notwithstanding the language in the Granting Clause and Section 1.10 or anything else contained herein to the contrary, the maximum amount secured hereby at execution or which under any contingency may become secured hereby at any time hereafter is the Mortgage Amount and all interest, Additional Interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the debt secured hereby or of the defense or prosecution of the rights and lien created hereby. In addition, Mortgagor may hereafter enter into the Hedging Agreement (as hereinafter defined) with Counterparty (as hereinafter defined), providing for one or more interest rate hedging transactions. The Loan Note and the Hedging Agreement are hereinafter referred to individually and collectively as the “Note”. In connection with the Hedging Agreement, Counterparty has appointed or will appoint Mortgagee to act as its agent hereunder.

CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

                    Mortgagor and Mortgagee agree that, unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified.

                    “Additional Interest” means all sums payable by Mortgagor under the Hedging Agreement.

                    “Chattels” means all fixtures, furnishings, fittings, appliances, apparatus, equipment, building materials and components, machinery, boilers, oil burners, power systems, heating, ventilating and air conditioning systems, elevators, and all other chattels and articles of personal property, of whatever kind or nature, and any additions thereto and any replacements, proceeds or products thereof (other than those owned by lessees or those claiming under or through lessees or leased by lessees from parties other than Mortgagor) now or at any time hereafter intended to be or actually affixed to, attached to, placed upon, or used in any way in connection with the complete and comfortable use, enjoyment, development, occupancy or operation of the Premises, and whether located on or off the Premises.

                    “Counterparty” means Bank of America, N.A., in its capacity as a party to the Hedging Agreement, and its successors and assigns in such capacity.

                    “Default Rate” means the rate (or, if more than one, the highest of the rates) of interest per annum provided in the Note plus 5%, but in no event to exceed the maximum rate allowed by law.

                    “Events of Default” means the events and circumstances described as such in Section 2.01.

                    “Financial Statements” means statements of the assets, liabilities (direct or contingent), income, expenses and cash flow of Mortgagor and Guarantor, prepared in accordance with generally accepted accounting principles in the United States as in effect from time to time and consistently applied (“GAAP”).

                    “Guarantor” means Acadia Strategic Opportunity Fund II, LLC, a Delaware limited liability company (“ASOF II”).

                    “Guaranty” means, individually and collectively, that certain Guaranty of Payment-Mortgage Loan (Interest/Carrying Costs) made by ASOF II in favor of Mortgagee.

                    “Hazardous Materials” means any pollutant, effluents, emissions, contaminants, toxic or hazardous wastes, materials or substances, as any of those terms are defined from time to time in or for the purposes of any relevant environmental law, rule, regulation, code, permit, order, notice, demand letter or other binding determination (hereinafter, “Environmental Laws”) including, without limitation, asbestos fibers and friable asbestos, polychlorinated biphenyls and any petroleum or hydrocarbon-based products or derivatives.

                    “Hedging Agreement” means any ISDA Master Agreement or other documentation with respect to an interest rate hedging transaction entered into by and between Mortgagor and Counterparty, as may be amended, modified or supplemented from time to time, including any and all “confirmations” under any thereof.

                    “Improvements” means all structures or buildings, and replacements thereof, now or hereafter located upon the Premises, including all plant equipment, apparatus, machinery and fixtures of every kind and nature whatsoever forming part of said structures or buildings.

                    “Insolvency Event” means (1) the voluntary or collusive involuntary incurrence of any secured or unsecured indebtedness in contravention of the Loan Documents, (2) any voluntary or collusive involuntary filing of any bankruptcy, insolvency or similar proceeding by or against Mortgagor or Guarantor or (3) the voluntary or collusive involuntary creation of any pledge, lien or other encumbrance on the Mortgaged Property in contravention of the Loan Documents.

                    “lease” or “leases” means any lease or leases of all or any portion of the Premises, whether affecting the fee or leasehold portion thereof.

                    “Loan” means the loan made by Mortgagee to Mortgagor pursuant to the Note and secured hereby.

                    “Loan Documents” means this Mortgage, any other Mortgages held by Mortgagee which encumber the Premises (collectively, the “Other Mortgages”), the Note, the Guaranty, any Hedging Agreement and all other documents executed or delivered by Mortgagor or Guarantor to Mortgagee in connection with the Loan or the Other Mortgages, if any.

                    “Premises” means the premises described in Schedule A, including all of the easements, rights, privileges and appurtenances (including air or development rights) thereunto belonging or in anywise appertaining, and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired, and as used herein shall, unless the context otherwise requires, be deemed to include the Improvements.

                    “Premises Documents” means all reciprocal easement or operating agreements, declarations, development agreements, developer’s or utility agreements, and any similar such agreements or declarations now or hereafter affecting the Premises or any part thereof.

                    All terms of this Mortgage which are not defined above shall have the meaning set forth elsewhere in this Mortgage.

                    Except as expressly indicated otherwise, when used in this Mortgage (i) “or” is not exclusive, (ii) “hereunder”, “herein”, “hereof” and the like refer to this Mortgage as a whole, (iii) “Article”, “Section” and “Schedule” refer to Articles, Sections and Schedules of this Mortgage, (iv) terms defined in the singular have a correlative meaning when used in the plural and vice versa, (v) a reference to a law or statute includes any amendment or modification to, or replacement of, such law or statute and (vi) a reference to an agreement, instrument or document means such agreement, instrument or document as the same may be amended, modified or supplemented from time to time in accordance with its terms. The cover page and all Schedules hereto are incorporated herein and made a part hereof. Any table of contents and the headings and captions herein are for convenience only and shall not affect the interpretation or construction hereof.

GRANTING CLAUSE

                    NOW, THEREFORE, Mortgagor, in consideration of the premises and in order to secure the payment of both the principal of, and the interest, Additional Interest and any other sums payable under, the Note or this Mortgage and the performance and observance of all the provisions hereof and of the Note, hereby gives, grants, bargains, sells, warrants, aliens, remises, releases, conveys, assigns, transfers, mortgages, hypothecates, deposits, pledges, sets over and confirms unto Mortgagee, all its estate, right, title and interest in, to and under any and all of the following described property (hereinafter, the “Mortgaged Property”) whether now owned or held or hereafter acquired:

(i) the Premises;

(ii) the Improvements;

(iii) the Chattels;

(iv) the Premises Documents;

          (v) all rents, royalties, issues, profits, revenue, income, recoveries, reimbursements and other benefits of the Mortgaged Property (hereinafter, the “Rents”) and all leases of the Mortgaged Property or portions thereof now or hereafter entered into and all right, title and interest of Mortgagor thereunder, including, without limitation, cash, letters of credit or securities deposited thereunder to secure performance by the lessees of their obligations thereunder, whether such cash, letters of credit or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms, and including any guaranties of such leases and any lease cancellation, surrender or termination fees in respect thereof, all subject, however, to the provisions of Section 3.01;

          (vi) all (a) development work product prepared in connection with the Premises, including, but not limited to, engineering, drainage, traffic, soil and other studies and tests; water, sewer, gas, electrical and telephone approvals, taps and connections; surveys, drawings, plans and specifications; and subdivision, zoning and platting materials; (b) building and other permits, rights, licenses and approvals relating to the Premises; (c) contracts and agreements (including, without limitation, contracts with architects and engineers, construction contracts and contracts for the maintenance, management or leasing of the Premises), contract rights, logos, trademarks, trade names, copyrights and other general intangibles used or useful in connection with the ownership, operation or occupancy of the Premises or any part thereof; (d) financing commitments (debt or equity) issued to Mortgagor in respect of the Premises and all amounts payable to Mortgagor thereunder; (e) contracts for the sale of all or any portion of the Premises, the Improvements or the Chattels, and all amounts payable by the purchasers thereunder; (f) operating and other bank accounts, and monies therein, of Mortgagor relating to the Premises, including, without limitation, any accounts relating to real estate taxes or assessments; (g) interest rate protection agreements entered into by Mortgagor in respect of the Loan, whether pursuant to the Note or otherwise; and (h) commercial tort claims related to the Premises, the Improvements or the Chattels;

          (vii) all rights of Mortgagor under promissory notes, letters of credit, electronic chattel paper, proceeds from accounts, payment intangibles, and general intangibles related to the Premises, as the terms “accounts”, “general intangibles”, and “payment intangibles” are defined in the applicable Uniform Commercial Code Article 9, as the same may be modified or amended from time to time;

(viii) all other assets of Mortgagor related in any way to the Premises, subject to certain limitations that may be set forth herein; and

          (ix) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of Mortgagor to refunds of real estate taxes and assessments.

TO HAVE AND TO HOLD unto Mortgagee, its successors and assigns forever.

15.

COVENANTS OF MORTGAGOR

                    Mortgagor covenants and agrees as follows:

                              (a) (i) Warranty of Title; Power and Authority. Mortgagor warrants that it has a good and marketable title to an indefeasible fee estate in the Premises subject to no lien, charge or encumbrance except such as are listed as exceptions to title in the title policy insuring the lien hereof; that it owns the Chattels, all leases and the Rents in respect of the Mortgaged Property and all other personal property encumbered hereby free and clear of liens and claims; and that this Mortgage is and will remain a valid and enforceable lien on the Mortgaged Property subject only to the exceptions referred to above. Mortgagor has full power and lawful authority to mortgage the Mortgaged Property in the manner and form herein done or intended hereafter to be done. Mortgagor will preserve, and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien hereof against the claims of all persons and parties whomsoever.

          (ii) Hazardous Materials. Mortgagor represents and warrants that (i) the Premises and the improvements thereon, and, to the best of Mortgagor’s knowledge, the surrounding areas, are not currently and have never been subject to Hazardous Materials or their effects, (ii) neither it nor any portion of the Premises or improvements thereon is in violation of, or subject to any existing, pending or threatened investigation or proceeding by any governmental authorities under, any Environmental Law, (iii) there are no claims, litigation, administrative or other proceedings, whether actual or threatened, or judgments or orders, concerning Hazardous Materials relating in any way to the Premises or the improvements thereon and (iv) Mortgagor is not required by any

Environmental Law to obtain any permits or licenses to construct or use any improvements, fixtures or equipment with respect to the Premises, or if any such permit or license is required it has been obtained and is capable of being mortgaged and assigned hereby. Mortgagor will comply with all applicable Environmental Laws and will, at its sole cost and expense, promptly remove, or cause the removal of, any and all Hazardous Materials or the effects thereof at any time identified as being on, in, under or affecting the Premises.

          (iii) Flood Hazard Area. Mortgagor represents that neither the Premises nor any part thereof is located in an area identified by the Secretary of the United States Department of Housing and Urban Development or by any applicable federal agency as having special flood hazards or, if it is, Mortgagor has obtained the insurance required by Section 1.09.

                              (b) (i) Further Assurances. Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Mortgagee shall from time to time require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms hereof, or for filing, registering or recording this Mortgage and, on demand, will execute and deliver, and hereby irrevocably authorizes Mortgagee to execute (including in Mortgagor’s name) and/or file, at any time and from time to time, one or more financing statements (including amendments), chattel mortgages or comparable security instruments, to evidence or perfect more effectively Mortgagee’s security interest in and the lien hereof upon the Chattels and other personal property encumbered hereby.

          (ii) Information Reporting and Back-up Withholding. Mortgagor will, at its sole cost and expense, do, execute, acknowledge and deliver all and every such acts, information reports, returns and withholding of monies as shall be necessary or appropriate to comply fully, or to cause full compliance, with all applicable information reporting and back-up withholding requirements of the Internal Revenue Code of 1986 (including all regulations now or hereafter promulgated thereunder) in respect of the Premises and all transactions related to the Premises, and will at all times provide Mortgagee with satisfactory evidence of such compliance and notify Mortgagee of the information reported in connection with such compliance.

                              (c) (i) Filing and Recording of Documents. Mortgagor forthwith upon the execution and delivery hereof, and thereafter from time to time, will cause this Mortgage and any security instrument creating a lien or evidencing the lien hereof upon the Chattels and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the interest of Mortgagee in, the Mortgaged Property.

          (ii) Filing and Recording Fees and Other Charges. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment hereof, any mortgage supplemental hereto, any security instrument with respect to the Chattels, and any instrument of further assurance, and any expenses (including attorneys’ fees and disbursements) incurred by Mortgagee in connection with the Loan, and will pay all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Chattels or any instrument of further assurance.

                              (d) Payment and Performance of Loan Documents. Mortgagor will punctually pay the principal and interest, Additional Interest, and all other sums to become due in respect hereof and of the Note at the time and place and in the manner specified therein, according to the true intent and meaning thereof, all in currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts. Mortgagor will duly and timely comply with and perform all of the terms, provisions, covenants and agreements contained in said documents and in all other documents or instruments executed or delivered by Mortgagor to Mortgagee in connection with the Loan, and will permit no failures of performance thereunder.

                              (e) Type of Entity; Maintenance of Existence; Compliance with Laws. Mortgagor represents that its correct legal name, jurisdiction of formation/existence and chief executive office or, if applicable, sole place of business (or, if an individual, its principal residence) are as set forth on the cover page hereof. Mortgagor, if other than a natural person, further represents that it has delivered to Mortgagee a current, original certificate issued by the appropriate official of said jurisdiction evidencing such formation and existence, and agrees that it will, so long as it is owner of all or part of the Mortgaged Property, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges as a business or stock corporation, partnership, limited liability company, trust or other entity under the laws of such jurisdiction. Mortgagor, if other than a natural person, will not (a) modify or amend such certificate or change its legal name or jurisdiction of formation/existence without Mortgagee’s prior consent, not to be unreasonably withheld or (b) change the location of its chief executive office or, if applicable, sole place of business without first giving Mortgagee at least thirty (30) days’ prior notice. Mortgagor, if an individual, will not change its legal name or principal residence without first giving Mortgagee at least thirty (30) days’ prior notice. Mortgagor will duly and timely comply with all laws, regulations, rules, statutes, orders and decrees of any governmental authority or court applicable to it or to the Mortgaged Property or any part thereof.

                              (f) After-Acquired Property. All right, title and interest of Mortgagor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property, hereafter acquired by, or released to, Mortgagor or constructed, assembled or placed by Mortgagor on the Premises, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor, shall become subject to the lien hereof as fully and completely, and with the same effect, as though now owned by Mortgagor and specifically described in the Granting Clause hereof, but at any and all times Mortgagor will execute and deliver to Mortgagee any and all such further assurances, mortgages, conveyances or assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien hereof.

                              (g) (i) Payment of Taxes and Other Charges. Mortgagor, from time to time when the same shall become due and payable, will pay and discharge all taxes of every kind and nature (including real and personal property taxes and income, franchise, withholding, profits and gross receipts taxes), payments in lieu of taxes, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, all charges for utilities, and all other charges (public or private) whether of a like or different nature, imposed upon or assessed against it or the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property or arising in respect of the occupancy, use or possession thereof. Mortgagor will, upon Mortgagee’s request, deliver to Mortgagee receipts evidencing the payment of all such taxes, assessments, levies, fees, rents and other charges imposed upon or assessed against it or the Mortgaged Property or any portion thereof.

                    From and after the occurrence of an Event of Default, Mortgagee may, at its option, to be exercised by thirty (30) days’ notice to Mortgagor, require the deposit by Mortgagor, at the time of each payment of an installment of interest or principal under the Note (but no less often than monthly), of an additional amount sufficient to discharge the obligations under this clause (a) when they become due. The determination of the amount so payable and of the fractional part thereof to be deposited with Mortgagee, so that the aggregate of such deposits shall be sufficient for this purpose, shall be made by Mortgagee in its sole discretion. Such amounts shall be held by Mortgagee without interest and applied to the payment of the obligations in respect of which such amounts were deposited or, at Mortgagee’s option, to the payment of said obligations in such order or priority as Mortgagee shall determine, on or before the respective dates on which the same or any of them would become delinquent. If one (1) month prior to the due date of any of the aforementioned obligations the amounts then on deposit therefor shall be insufficient for the payment of such obligation in full, Mortgagor within ten (10) days after demand shall deposit the amount of the deficiency with Mortgagee. Nothing herein contained shall be deemed to affect any right or remedy of Mortgagee under any provisions hereof or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the Default Rate, to the indebtedness hereby secured.

          (ii) Payment of Mechanics and Materialmen. Mortgagor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, and in general will do or cause to be done everything necessary so that the lien hereof shall be fully preserved, at the cost of Mortgagor and without expense to Mortgagee.

          (iii) Good Faith Contests. Nothing in this Section 1.07 shall require the payment or discharge of any obligation imposed upon Mortgagor by this Section so long as Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided, however, that (i) during such contest Mortgagor shall, at Mortgagee’s option, provide security satisfactory to Mortgagee, assuring the discharge of Mortgagor’s obligation hereunder and of any additional charge, penalty or expense arising from or incurred as a result of such contest and (ii) if at any time payment of any obligation imposed upon Mortgagor by clause (a) above shall become necessary to prevent the delivery of a tax deed or other instrument conveying the Mortgaged Property or any portion thereof because of non-payment, then Mortgagor shall pay the same in sufficient time to prevent the delivery of such tax deed or other instrument.

                              (h) Taxes on Mortgagee. Mortgagor will pay any taxes (except income, franchise or similar taxes) imposed on Mortgagee by reason of its ownership of the Note or this Mortgage.

                              (i) Insurance.

Mortgagor will at all times provide, maintain and keep in force:

          policies of insurance insuring the Premises, Improvements and Chattels against loss or damage by fire and lightning; against loss or damage by other risks embraced by coverage of the type now known as All Risk Replacement Cost Insurance with agreed amount endorsement, including but not limited to riot and civil commotion, vandalism, malicious mischief, terrorism and theft; and against such other risks or hazards as Mortgagee from time to time reasonably may designate in an amount sufficient to prevent Mortgagee or Mortgagor from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than 100% of the then full replacement cost of the Improvements (exclusive of the cost of excavations, foundations and footings below the lowest basement floor) without deduction for physical depreciation;

          policies of insurance insuring the Premises against the loss of “rental value” of the buildings which constitute a part of the Improvements on a “rented or vacant basis” arising out of the perils insured against pursuant to clause (i) above in an amount equal to not less than one (1) year’s gross “rental value” of the Improvements. “Rental value” as used herein is defined as the sum of (A) the total anticipated gross rental income from tenant occupancy of such buildings as furnished and equipped, (B) the amount of all charges which are the legal obligation of tenants and which would otherwise be the obligation of Mortgagor and (C) the fair rental value of any portion of such buildings which is occupied by Mortgagor. Mortgagor hereby assigns the proceeds of such insurance to Mortgagee, to be applied by Mortgagee in payment of the interest and principal on the Note, insurance premiums, taxes, assessments and private impositions until such time as the Improvements shall have been restored and placed in full operation, at which time, provided Mortgagor is not then in default hereunder, the balance of such insurance proceeds, if any, held by Mortgagee shall be paid over to Mortgagor;

          if all or part of the Premises are located in an area identified by the Secretary of the United States Department of Housing and Urban Development or by any applicable federal agency as a flood hazard area, flood insurance in an amount at least equal to the maximum limit of coverage available under the National Flood Insurance Act of 1968, provided, however, that Mortgagee reserves the right to require flood insurance in excess of said limit if such insurance is commercially available up to the amount provided in clause (i) above;

          during any period of restoration under this Section 1.09 or Section 1.13, a policy or policies of builder’s “all risk” insurance, written on a Standard Builder’s Risk Completed Value Form (100% non-reporting), in an amount not less than the full insurable value of the Premises against such risks (including, without limitation, fire and extended coverage, collapse and earthquake coverage to agreed limits) as Mortgagee may reasonably request, in form and substance acceptable to Mortgagee;

          a policy or policies of workers’ compensation insurance as required by workers’ compensation insurance laws (including employer’s liability insurance, if requested by Mortgagee) covering all employees of Mortgagor;

          comprehensive liability insurance on an “occurrence” basis against claims for “personal injury” liability, including, without limitation, bodily injury, death or property damage liability, with a limit of not less than $15,000,000 in the event of “personal injury” to any number of persons or of damage to property arising out of one “occurrence”. Such policies shall name Mortgagee as additional insured by an endorsement, and shall contain cross-liability and severability of interest clauses, all satisfactory to Mortgagee; and

          such other insurance (including, but not limited to, earthquake insurance), and in such amounts, as may from time to time be reasonably required by Mortgagee against the same or other insurable hazards.

               All policies of insurance required under this Section 1.09 shall be issued by companies having Best’s ratings and being otherwise acceptable to Mortgagee, shall be subject to the reasonable approval of Mortgagee as to amount, content, form and expiration date and, except for the liability policies described in clauses (a)(v) and (vi)

above, shall contain a Non-Contributory Standard Mortgagee Clause and Mortgagee’s Loss Payable Endorsement, or their equivalents, in favor of Mortgagee, and shall provide that the proceeds thereof shall be payable to Mortgagee. Mortgagee shall be furnished with the original of each policy required hereunder, which policies shall provide that they shall not lapse, nor be modified or cancelled, without thirty (30) days’ written notice to Mortgagee. At least thirty (30) days prior to expiration of any policy required hereunder, Mortgagor shall furnish Mortgagee appropriate proof of issuance of a policy continuing in force the insurance covered by the policy so expiring. Mortgagor shall furnish to Mortgagee, promptly upon request, receipts or other satisfactory evidence of the payment of the premiums on such insurance policies. In the event that Mortgagor does not deposit with Mortgagee a new certificate or policy of insurance with evidence of payment of premiums thereon at least thirty (30) days prior to the expiration of any expiring policy, then Mortgagee may, but shall not be obligated to, procure such insurance and pay the premiums therefor, and Mortgagor agrees to repay to Mortgagee the premiums thereon promptly on demand, together with interest thereon at the Default Rate.

               Mortgagor hereby assigns to Mortgagee all proceeds of any insurance required to be maintained by this Section 1.09 which Mortgagor may be entitled to receive for loss or damage to the Premises, Improvements or Chattels. All such insurance proceeds shall be payable to Mortgagee, and Mortgagor hereby authorizes and directs any affected insurance company to make payment thereof directly to Mortgagee. Mortgagor shall give prompt notice to Mortgagee of any casualty, whether or not of a kind required to be insured against under the policies to be provided by Mortgagor hereunder, such notice to generally describe the nature and cause of such casualty and the extent of the damage or destruction. Mortgagor may settle, adjust or compromise any claims for loss, damage or destruction, regardless of whether or not there are insurance proceeds available or whether any such insurance proceeds are sufficient in amount to fully compensate for such loss or damage, subject to Mortgagee’s prior consent. Notwithstanding the foregoing, Mortgagee shall have the right to join Mortgagor in settling, adjusting or compromising any loss of $250,000 or more. Mortgagor hereby authorizes the application or release by Mortgagee of any insurance proceeds under any policy of insurance, subject to the other provisions hereof. The application or release by Mortgagee of any insurance proceeds shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

               In the event of the foreclosure hereof or other transfer of the title to the Mortgaged Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Mortgagor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights thereunder then in force, shall pass to the purchaser or grantee notwithstanding the amount of any bid at such foreclosure sale. Nothing contained herein shall prevent the accrual of interest as provided in the Note on any portion of the principal balance due under the Note until such time as insurance proceeds are actually received and applied to reduce the principal balance outstanding.

               Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section

1.09 unless Mortgagee is included thereon as a named insured with loss payable to Mortgagee under standard mortgage endorsements of the character and to the extent above described. Mortgagor shall promptly notify Mortgagee whenever any such separate insurance is taken out and shall promptly deliver to Mortgagee the policy or policies of such insurance.

               Any and all monies received as payment which Mortgagor may be entitled to receive for loss or damage to the Premises, Improvements or Chattels under any insurance maintained pursuant to this Section 1.09 (other than proceeds under the policies required by clause (a)(ii) above) shall be paid over to Mortgagee and, at Mortgagee’s option, either applied to the prepayment of the Note and all interest, Additional Interest and other sums accrued and unpaid in respect thereof or disbursed from time to time to Mortgagor in reimbursement of its costs and expenses incurred in the restoration of the Improvements in accordance with Mortgagee’s standard construction lending practices, terms and conditions, in either case, less Mortgagee’s reasonable expenses for collecting and, if applicable, disbursing the insurance proceeds, or otherwise incurred in connection therewith.

                              (j) Protective Advances by Mortgagee. If Mortgagor shall fail to perform any of the covenants contained herein, Mortgagee may make advances to perform the same on its behalf and all sums so advanced shall be a lien upon the Mortgaged Property and shall be secured hereby. Mortgagor will repay on demand all sums so advanced on its behalf together with interest thereon at the Default Rate. The provisions of this Section shall not prevent any default in the observance of any covenant contained herein from constituting an Event of Default.

                              (k) (i) Visitation and Inspection. Mortgagor will keep adequate records and books of account in accordance with generally accepted accounting principles, consistently applied (“GAAP”) and will permit Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Mortgaged Property and examine its records and books of account and make copies thereof or extracts therefrom, and to discuss its affairs, finances and accounts with the officers or general partners, as the case may be, of Mortgagor, at such reasonable times as may be requested by Mortgagee.

          (ii) Financial and Other Information. Mortgagor shall furnish directly to Mortgagee:

            Annual Financial Statements; Tax Returns. As soon as available and in any event within one hundred twenty (120) days after the end of the fiscal year of Mortgagor, Financial Statements of Mortgagor and Guarantor, as of the end of and for such fiscal year, certified by the principal financial or accounting officer of Mortgagor, in reasonable detail, stating in comparative form the respective figures for the preceding fiscal year and compiled by a firm of certified public accountants reasonably satisfactory to Administrative Agent; and complete copies of Mortgagor’s and Guarantor’s federal and state income tax returns, within thirty (30) days of filing;

                    Semi-Annual Financial Statements. As soon as available and in any event within sixty (60) days after the end of each semi-annual period ending June 30 of each year, Financial Statements of Mortgagor and Guarantor, as of the end of and for such calendar quarter, certified by the principal financial or accounting officer of Mortgagor or Guarantor, as the case may be, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year;

                    Compliance Certificate. At the time of the delivery of the Financial Statements required by paragraphs (i) and (ii) above, a certificate of the principal financial or accounting officer of Mortgagor or Guarantor, as the case may be, dated within five (5) days of the delivery of such statements to Administrative Agent, stating (a) that such officer knows of no Default or Event of Default which has occurred and is continuing, or, if any such Default or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action Mortgagor has taken or proposes to take with respect thereto and (b) with respect to Guarantor, that Guarantor is in compliance with the financial covenant(s) set forth in paragraph 13 of the Guaranty;

                    Notice of Litigation. Promptly after the commencement and knowledge thereof, notice of all actions, suits, and proceedings before any court or arbitrator or any Governmental Authority, affecting (i) Mortgagor which, if determined adversely to Mortgagor are likely to result in a Material Adverse Change or (ii) all or any portion of the Mortgaged Property under this Mortgage. For purposes of this Section 1.11(b)(i), a “Material Adverse Change” shall mean either (1) a material adverse change in the status of the business, results of operations, financial condition, property or prospects of Mortgagor or (2) any event or occurrence of whatever nature which is likely to (x) have a material adverse effect on the ability of Mortgagor to perform its obligations under the Loan Documents or (y) create, in the sole and absolute judgment (reasonably exercised) of Mortgagee, a material risk of sale or forfeiture of any Mortgaged Property (other than an immaterial portion thereof) under this Mortgage or otherwise materially impair any of the Mortgaged Property under this Mortgage or Mortgagee’s rights therein;

                    Notices of Defaults and Events of Default. As soon as possible and in any event within ten (10) days after Mortgagor becomes aware of the occurrence of a Default or any Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken with respect thereto;

                    Material Adverse Change. As soon as is practicable and in any event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change, written notice thereof;

                    Offices. Thirty (30) days’ prior written notice of any change in the chief executive office or principal place of business of Mortgagor;

                    Environmental and Other Notices. As soon as possible and in any event within ten (10) days after receipt, copies of (i) all Environmental Notices received by Mortgagor which are not received in the ordinary course of business and which relate to the Premises or a situation which is likely to result in a Material Adverse Change and (ii) all reports of any official searches made by any Governmental Authority having jurisdiction over the Premises or the Improvements thereon, and of any claims of violations thereof;

                    Insurance Coverage. Promptly, such information concerning Mortgagor’s insurance coverage as Mortgagee may reasonably request;

                    Bankruptcy of Tenants. Promptly after becoming aware of the same, written notice of the bankruptcy, insolvency or cessation of operations of any tenant in the Improvements on the Premises to which 5% or more of the aggregate minimum rent from such Improvements is attributable;

                    Leasing Reports and Property Information. (i) Upon request by Mortgagee, but no more often than quarterly, an updated rent roll, leasing report, and operating and cash statements for the Premises and (ii) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, tenant sales report for the Premises, to the extent Mortgagor is entitled to receive same pursuant to the terms of the respective leases; and

                    General Information. Promptly, such other information respecting the condition or operations, financial or otherwise, of Mortgagor, Guarantor or the Premises and Improvements as Mortgagee may from time to time reasonably request.

All financial statements of Mortgagor or Guarantor shall be prepared in accordance with generally accepted accounting principles and, in the case of Mortgagor, shall be accompanied by the certificate of a principal financial or accounting officer or general partner, as the case may be, of Mortgagor, dated within five (5) days of the delivery of such statements to Mortgagee, stating that he or she knows of no Event of Default, nor of any event which after notice or lapse of time or both would constitute an Event of Default, which has occurred and is continuing, or, if any such event or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action Mortgagor has taken or proposes to take with respect thereto, and, except as otherwise specified, stating that Mortgagor has fulfilled all of its obligations hereunder and otherwise in respect of the Loan which are required to be fulfilled on or prior to the date of such certificate.

          (iii) Estoppel Certificates. Mortgagor, within ten (10) days upon written request by Mortgagee, will furnish a statement, duly acknowledged, of the amount due whether for principal or interest on the Loan and whether any offsets, counterclaims or defenses exist against the indebtedness secured hereby.

                    (l) Maintenance of Premises and Improvements. Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. Mortgagor will, at all times, maintain the Improvements and Chattels in good operating order and condition and will promptly make, from time to time, all repairs, renewals, replacements, additions and improvements in connection therewith which are needful or desirable to such end. The Improvements shall not be demolished or substantially altered, nor shall any Chattels be removed without Mortgagee’s prior consent except where appropriate replacements free of superior title, liens and claims are immediately made of value at least equal to the value of the removed Chattels. Notwithstanding anything to the contrary contained herein, Mortgagee shall be permitted to demolish the Improvements existing on the date hereof so long as Mortgagor has provided to Mortgagee such insurance as is reasonably requested by Mortgagee in connection with such demolition.

                    (m) Condemnation. Mortgagor, immediately upon obtaining knowledge of the institution or pending institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify Mortgagee thereof. Mortgagee may participate in any such proceedings and may be represented therein by counsel of its selection. Mortgagor from time to time will deliver to Mortgagee all instruments requested by it to permit or facilitate such participation. In the event of such condemnation proceedings, the award or compensation payable is hereby assigned to and shall be paid to Mortgagee. Mortgagee shall be under no obligation to question the amount of any such award or compensation and may accept the same in the amount in which the same shall be paid. The proceeds of any award or compensation so received shall, at Mortgagee’s option, either be applied to the prepayment of the Note and all interest, Additional Interest and other sums accrued and unpaid in respect thereof at the rate of interest provided therein regardless of the rate of interest payable on the award by the condemning authority, or be disbursed to Mortgagor from time to time for restoration of the Improvements in accordance with Mortgagee’s standard construction lending practices, terms and conditions, in either case, less Mortgagee’s reasonable expenses for collecting and, if applicable, disbursing the award, or otherwise incurred in connection therewith.

                    (n) Leases.

          Mortgagor will not (i) execute an assignment of the rents or any part thereof from the Premises without Mortgagee’s prior consent, (ii) [intentionally omitted], (iii) modify or terminate any lease except for valid business purposes, (iv) accept prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder, (v) modify, release or terminate any guaranties of any such lease except for valid business purposes or (vi) in any other manner impair the value of the Mortgaged Property or the security hereof.

          Mortgagor will not execute any lease of all or a substantial portion of the Premises except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Premises or portions thereof now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will at all times do all things necessary to compel performance by the lessee under each lease of all obligations, covenants and agreements by such lessee to be performed thereunder. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, Mortgagor shall exercise its right to request such certificates within five (5) days of any demand therefor by Mortgagee and shall deliver copies thereof to Mortgagee promptly upon receipt.

          Each lease of the Premises, or of any part thereof, shall provide that, in the event of the enforcement by Mortgagee of the remedies provided for hereby or by law, the lessee thereunder will, upon request of any person succeeding to the interest of Mortgagor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease or (ii) any amendment or modification of the lease made without the consent of Mortgagee or such successor in interest. Each lease shall also provide that, (x) the lease is subordinate to this Mortgage (but shall also provide that Mortgagee, at its option, may subordinate this Mortgage to such lease) and (y) upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

          To the extent that any part of the Premises is located in the State of New York, reference is hereby made to Section 291-f of the Real Property Law of the State of New York for the purpose of obtaining for Mortgagee the benefits of said Section in connection herewith.

          From and after the occurrence of an Event of Default, Mortgagor shall, promptly upon Mortgagee’s request, deposit all tenant security deposits in respect of the Premises into an account with Mortgagee or as designated by Mortgagee, which deposits shall be held and disbursed to tenants as required under the terms of their respective leases.

                    (o) Premises Documents. Mortgagor shall (a) do all things necessary to cause the due compliance and faithful performance by the other parties to the Premises Documents with and of all obligations and agreements by such other parties to be complied with and performed thereunder and (b) deliver promptly to Mortgagee copies of any notices which it gives or receives under any of the Premises Documents.

                    (p) Utilities. Mortgagor will not, without the prior consent of Mortgagee, sell or contract to sell, or enter into an option to sell, or exchange, assign, convey, transfer possession of (including, without limitation, by lease) or otherwise dispose of all or any part of the utilities, utility commitments or other agreements or rights of any nature relating to the utilities, drainage ditches and/or treatment plants associated with the Mortgaged Property. Mortgagor further covenants and agrees that it will take any such action and execute, acknowledge, deliver and record and/or file any and all instruments as may be necessary, desirable or proper to keep any existing or future utility commitments covering the Mortgaged Property in a current and valid condition and to keep the existing utility capacity for the Mortgaged Property at or above the level required for the contemplated uses thereof. As used herein, the term “utilities” includes, without limitation, water, gas, electricity and storm and sanitary sewer.

                    (q) Trust Fund; Lien Laws. Mortgagor will receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the costs of improvements on the Premises and will apply the same first to the payment of such costs before using any part of the total of the same for any other purpose and, in the event all or any part of the Premises is located in the State of New York, will comply with Section 13 of the New York Lien Law. Mortgagor will indemnify and hold Mortgagee harmless against any loss or liability, cost or expense, including, without limitation, any judgments, attorney’s fees, costs of appeal bonds and printing costs, arising out of or relating to any proceeding instituted by any claimant alleging a violation by Mortgagor of any applicable lien law including, without limitation, any section of Article 3-A of the New York Lien Law.

                    (r) Intentionally Omitted.

                    (s) Intentionally Omitted.

                    (t) Guarantor Financial Covenants. Guarantor shall comply with the covenants set forth in the Guaranty.

                    (u) Federal Law. The proceeds of the Loan are not being and will not be used, directly or indirectly, for the purpose of “purchasing” or “carrying” any “margin stock” in contravention of Regulation U or X promulgated by the Board of Governors of the Federal Reserve System. Mortgagor is incurring the Loan for business purposes only, and not for personal, family or household purposes. Neither the Premises nor any part thereof constitutes or is intended to constitute the personal residence of Mortgagor or any Guarantor at any time while the portion of the Premises so used is encumbered by this Mortgage. Mortgagor is a United States person, and is not a foreign person, as defined in the Foreign Investment in Real Property Tax Act.

16.

EVENTS OF DEFAULT AND REMEDIES

                    (a) Events of Default and Certain Remedies. If one or more of the following Events of Default shall happen, that is to say:

          if (i) default shall be made in the payment of any principal, interest, Additional Interest, fees or other sums under the Note, in any such case, when and as the same shall become due and payable, whether at maturity or by acceleration or as part of any payment or prepayment or otherwise, in each case, as herein or in the Note provided, and such default shall have continued for a period of ten (10) days or (ii) default shall be made in the payment of any tax or other charge required by Section 1.07 to be paid and said default shall have continued for a period of thirty (30) days; or

          if default shall be made in the due observance or performance of any covenant, condition or agreement in the Note, this Mortgage, any guaranty executed by Guarantor or in any other document executed or delivered to Mortgagee in connection with the Loan (other than any such covenant, condition or agreement specifically provided for elsewhere in this Section 2.01), and such default shall have continued for a period of thirty (30) days after notice thereof shall have been given to Mortgagor by Mortgagee, provided, however, if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor has commenced such cure within such thirty (30) day period is diligently pursuing such cure to Mortgagee’s satisfaction, such thirty (30) day cure period shall be extended, but in no event shall such cure period exceed sixty (60) days, or, in the case of such other documents, such shorter grace period, if any, as may be provided for therein; or

          if any material representation or warranty made by Mortgagor in Section 1.01 shall be incorrect, or if any other material representation or warranty made to Mortgagee in this Mortgage, any guaranty executed by Guarantor, or in any other document, certificate or statement executed or delivered to Mortgagee in connection with the Loan shall be incorrect in any material respect when made or remade; or

          if by order of a court of competent jurisdiction, a trustee, receiver or liquidator of the Mortgaged Property or any part thereof, or of Mortgagor shall be appointed and such order shall not be discharged or dismissed within ninety (90) days after such appointment; or

          if Mortgagor shall file a petition in bankruptcy or for an arrangement or for reorganization pursuant to the Federal Bankruptcy Act or any similar federal or state law, or if, by decree of a court of competent jurisdiction, Mortgagor shall be adjudicated a bankrupt, or be declared insolvent, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or receivers of all or any part of its property; or

          if any of the creditors of Mortgagor shall file a petition in bankruptcy against Mortgagor or for reorganization of Mortgagor pursuant to the Federal Bankruptcy Act or any similar federal or state law, and if such petition shall not be discharged or dismissed within ninety (90) days after the date on which such petition was filed; or

          if final judgment for the payment of money shall be rendered against Mortgagor in excess of Five Hundred Thousand Dollars ($500,000) and Mortgagor shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secure a stay of execution or bond over such judgment by a commercially acceptable bonding company pending such appeal; or

if any of the events enumerated in clauses (d) through (g) of this Section 2.01 shall happen to Guarantor or any of its property; or

if it shall be illegal for Mortgagor to pay any tax referred to in Section 1.08 or if the payment of such tax by Mortgagor would result in the violation of applicable usury laws; or

          if there shall occur a default which is not cured within the applicable grace period, if any, under any mortgage, deed of trust or other security instrument covering all or part of the Mortgaged Property regardless of whether any such mortgage, deed of trust or other security instrument is prior or subordinate hereto; it being further agreed by Mortgagor that an Event of Default hereunder shall constitute an Event of Default under any such mortgage, deed of trust or other security instrument held by Mortgagee; or

          if there shall occur a default which is not cured within the applicable grace period, if any, or, if Mortgagor shall be entitled pursuant to the relevant Premises Documents to contest such default, if such default is contested pursuant to the applicable Premises Documents and such contest is resolved adversely to Mortgagor, under any of the Premises Documents; or if any of the Premises Documents is amended, modified, supplemented or terminated without Mortgagee’s prior consent; or

          if Mortgagor shall transfer, or agree to transfer (or suffer or permit the transfer or agreement to transfer), in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest or rights therein (including air or development rights) without, in any such case, Mortgagee’s prior consent. As used in this clause, “transfer” shall include, without limitation, any sale, assignment, lease or conveyance except leases for occupancy subordinate hereto and to all advances made and to be made hereunder or, in the event Mortgagor or Guarantor (or a general partner, member or co-venturer of either of them) is a partnership, joint venture, limited liability company, trust or closely-held corporation, the sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of any class of the issued and outstanding capital stock of such closely-held corporation or of the beneficial interest of such partnership, venture, limited liability company or trust, or a change of any general partner, joint venturer, member or beneficiary, as the case may be, or, in the event Mortgagor or Guarantor (or a general partner, co-venturer, member or beneficiary, as the case may be, of either of them) is a publicly-held corporation, the sale, conveyance, transfer or other disposition of more than 10%, in the aggregate, of the stock-holdings of any of the five (5) individuals or entities that own the greatest number of shares of each class of issued and outstanding stock, or effectuates or permits a reduction in the aggregate direct and indirect ownership interests of Guarantor in Mortgagor below that currently held by Guarantor, or effectuates or causes Guarantor to fail to control the managing member of Mortgagor, or effectuates or permits a transfer of the controlling interest in Mortgagor, other than to an entity owned and controlled by Guarantor. In the event Mortgagor or Guarantor is a limited partnership, and so long as a limited partner has contributed to (or remains personally liable for) the present and future partnership capital contributions required of such limited partner by the partnership agreement, such partner may sell, convey, devise, transfer or dispose of all or a part of his limited partnership interest to his spouse, children, grandchildren or a family trust in which his spouse, children or grandchildren are sole beneficiaries; or

          if Mortgagor shall encumber, or agree to encumber, in any manner, either voluntarily or involuntarily, by operation of law or otherwise, all or any portion of the Mortgaged Property, or any interest or rights therein (including air or development rights) without, in any such case, Mortgagee’s prior consent. As used in this clause, “encumber” shall include, without limitation, the placing or permitting the placing of any mortgage, deed of trust, assignment of rents or other security device. (Mortgagee may grant or deny its consent under this clause and the immediately preceding clause in its sole discretion and, if consent should be given, any such transfer or encumbrance shall be subject hereto and to any other documents which evidence or secure the Loan, and, if a transfer, any such transferee shall assume all of Mortgagor’s obligations hereunder and thereunder and agree to be bound by all provisions and perform all obligations contained herein and therein; consent to one such transfer or encumbrance shall not be deemed to be a waiver of the right to require consent to future or successive transfers or encumbrances); or

if there shall occur a default under the Hedging Agreement that is not cured within the applicable grace or cure period, if any, thereunder;

then and in every such case:

          I. Mortgagee, by notice to Mortgagor, may declare the entire principal of the Note then outstanding (if not then due and payable), and all accrued and unpaid interest, Additional Interest, and other sums in respect thereof, to be due and payable immediately, and upon any such declaration the principal of the Note and said accrued and unpaid interest, Additional Interest, and other sums shall become and be immediately due and payable, anything herein or in the Note to the contrary notwithstanding.

          II. Mortgagee personally, or by its agents or attorneys, may enter into and upon all or any part of the Premises, and each and every part thereof, and is hereby given a right and license and appointed Mortgagor’s attorney-in-fact and exclusive agent to do so, and may exclude Mortgagor, its agents and servants wholly therefrom; and having and holding the same, may use, operate, manage and control the Premises and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers; and upon every such entry, Mortgagee, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may maintain and restore the Mortgaged Property, whereof it shall become possessed as aforesaid; and likewise, from time to time, at the expense of the Mortgaged Property, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may deem advisable; and in every such case Mortgagee shall have the right to manage and operate the Mortgaged Property and to carry on the business thereof and exercise all rights and powers of Mortgagor with respect thereto either in the name of Mortgagor or otherwise as it shall deem best; and Mortgagee shall be entitled to collect and receive the Rents and every part thereof, all of which shall for all purposes constitute property of Mortgagor; and in furtherance of such right Mortgagee may collect the rents payable under all leases of the Premises directly from the lessees thereunder upon notice to each such lessee that an Event of Default exists hereunder accompanied by a demand on such lessee for the payment to Mortgagee of all rents due and to become due under its lease, and Mortgagor FOR THE BENEFIT OF MORTGAGEE AND EACH SUCH LESSEE hereby covenants and agrees that the lessee shall be under no duty to question the accuracy of Mortgagee’s statement of default and shall unequivocally be authorized to pay said rents to Mortgagee without regard to the truth of Mortgagee’s statement of default and notwithstanding notices from Mortgagor disputing the existence of an Event of Default such that the payment of rent by the lessee to Mortgagee pursuant to such a demand shall constitute performance in full of the lessee’s obligation under the lease for the payment of rents by the lessee to Mortgagor; and after deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and amounts necessary to pay for taxes, assessments, insurance and prior or other proper charges upon the Mortgaged Property or any part thereof, as well as just and reasonable compensation for the services of Mortgagee and for all attorneys, counsel, agents, clerks, servants and other employees by it engaged and employed, Mortgagee shall apply the moneys arising as aforesaid, first, to the payment of the principal of the Note and the interest and Additional Interest thereon, when and as the same shall become payable and in such order and proportions as Mortgagee shall elect and second, to the payment of any other sums required to be paid by Mortgagor hereunder.

III. Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable, may:

          (1) sell the Mortgaged Property to the extent permitted and pursuant to the procedures provided by law (including, without limitation, if all or any part of the Premises is located in the State of New York, in accordance with Article 14 of the New York Real Property Actions and Proceedings Law, regarding which Mortgagor hereby consents and agrees that notices thereunder (including notices of sale) may be given to Mortgagor in any of the manners specified for the giving of notices set forth in Section 3.06), and all estate, right, title and interest, claim and demand therein, and right of redemption thereof, at one (1) or more sales as an entity or in parcels or parts, and at such time and place upon such terms and after such notice thereof as may be required or permitted by law; or

(2) institute proceedings for the complete or partial foreclosure hereof; or

          (3) take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Note, or herein, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall elect.

                    (b) Other Matters Concerning Sales.

          Mortgagee may adjourn from time to time any sale by it to be made hereunder or by virtue hereof by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

          Upon the completion of any sale or sales made by Mortgagee under or by virtue of this Article II, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument or instruments conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Mortgagee is hereby appointed the true and lawful attorney irrevocable of Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose Mortgagee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor, if requested by Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

          In the event of any sale or sales made under or by virtue of this Article II (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of, and interest, Additional Interest, and other sums on, the Note, if not previously due and payable, and all other sums required to be paid by Mortgagor pursuant hereto or to the Note, immediately thereupon shall, anything in any of said documents to the contrary notwithstanding, become due and payable.

          The purchase money, proceeds or avails of any sale or sales made under or by virtue of this Article II, together with any other sums which then may be held by Mortgagee hereunder, whether under the provisions of this Article II or otherwise, shall be applied as follows:

          First: To the payment of the costs and expenses of such sale, including reasonable compensation to Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee hereunder, and also including attorneys’ fees, expenses and costs of investigation, all as actually incurred and including, without limitation, attorneys’ fees, costs and expenses of investigation incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under any applicable bankruptcy or insolvency law, together with interest at the Default Rate on all advances made by Mortgagee, and of all taxes, assessments or other charges, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

          Second: To the payment of the whole amount then due, owing or unpaid upon the Note for principal and interest, and Additional Interest, with interest on the unpaid principal at the Default Rate from and after the happening of any Event of Default, in such order and amounts as Mortgagee may elect.

          Third: To the payment of any other sums required to be paid by Mortgagor pursuant to any provision hereof or of the Note, including all expenses, liabilities and advances made or incurred by Mortgagee hereunder or in connection with the enforcement hereof, together with interest at the Default Rate on all such advances.

Fourth: To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

          Upon any sale or sales made under or by virtue of this Article II, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured hereby the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct hereunder.

                    (c) Payment of Amounts Due.

          In case an Event of Default shall have happened and be continuing, then, upon demand of Mortgagee, Mortgagor will pay to Mortgagee the whole amount which then shall have become due and payable on the Note, for principal, interest or Additional Interest, or all, as the case may be, and after the happening of said Event of Default will also pay to Mortgagee interest at the Default Rate on the then unpaid principal of the Note, and the sums required to be paid by Mortgagor pursuant to any provision hereof or of the Note, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to Mortgagee, its agents and counsel and any expenses incurred by Mortgagee hereunder. In the event Mortgagor shall fail forthwith to pay all such amounts upon such demand, Mortgagee shall be entitled and empowered to institute such action or proceedings at law or in equity as may be advised by its counsel for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against Mortgagor and collect, out of the property of Mortgagor wherever situated, as well as out of the Mortgaged Property, in any manner provided by law, moneys adjudged or decreed to be payable.

          Mortgagee shall be entitled to recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of the provisions hereof; and the right of Mortgagee to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions hereof, or the foreclosure of the lien hereof; and in the event of a sale of the Mortgaged Property, and of the application of the proceeds of sale, as herein provided, to the payment of the debt hereby secured, Mortgagee shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Note, and to enforce payment of all other charges, payments and costs due hereunder or under the Note or otherwise in respect of the Loan, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Default Rate. In case of proceedings against Mortgagor in insolvency or bankruptcy or any proceedings for its reorganization or involving the liquidation of its assets, then Mortgagee shall be entitled to prove the whole amount of principal, interest, Additional Interest, and other sums due upon the Note to the full amount thereof, and all other payments, charges and costs due hereunder or under the Note or otherwise in respect of the Loan, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Mortgaged Property, provided, however, that in no case shall Mortgagee receive a greater amount than such principal, interest, Additional Interest, and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Mortgaged Property and the distribution from the estate of Mortgagor.

          No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien hereof upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

          Any moneys thus collected by Mortgagee under this Section 2.03 shall be applied by Mortgagee in accordance with the provisions of clause (d) of Section 2.02.

                    (d) Actions; Receivers. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Mortgagee to obtain judgment for the principal of, or interest or Additional Interest on, the Note and other sums required to be paid by Mortgagor pursuant to any provision hereof or of the Note, or of any other nature in aid of the enforcement of the Note or hereof, Mortgagor will (a) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding and (b) if required by Mortgagee, consent to the appointment of a receiver or receivers of all or part of the Mortgaged Property and of any or all of the Rents in respect thereof. After the happening of any Event of Default and during its continuance, or upon the commencement of any proceedings to foreclose this Mortgage or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of Mortgagee, Mortgagee shall be entitled, as a matter of right, if it shall so elect, without the giving of notice to any other party and without regard to the adequacy or inadequacy of any security for the indebtedness secured hereby, forthwith either before or after declaring the unpaid principal of the Note to be due and payable, to the appointment of such a receiver or receivers.

                    (e) Mortgagee’s Right to Possession. Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of its property, or of the Mortgaged Property or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter held hereunder.

                    (f) Remedies Cumulative. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute. No delay or omission of Mortgagee to exercise any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every power and remedy given hereby to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing herein or in the Note shall affect the obligation of Mortgagor to pay the principal of, interest, Additional Interest, and other sums on, the Note in the manner and at the time and place therein respectively expressed.

                    (g) Moratorium Laws; Right of Redemption. Mortgagor will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Mortgaged Property or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance hereof, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Mortgaged Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to any decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof and Mortgagor hereby expressly waives all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Mortgagor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshaled upon any foreclosure hereof.

                    (h) Mortgagor’s Use and Occupancy after Default. During the continuance of any Event of Default and pending the exercise by Mortgagee of its right to exclude Mortgagor from all or any part of the Premises, Mortgagor agrees to pay the fair and reasonable rental value for the use and occupancy of the Premises or any portion thereof which are in its or any of its affiliates’ possession for such period and, upon default of any such payment, will vacate and surrender possession of the Premises to Mortgagee or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery of possession of premises for non-payment of rent, however designated.

                    (i) Mortgagee’s Rights Concerning Application of Amounts Collected. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default, Mortgagee may apply, to the extent permitted by law, any amount collected hereunder to principal, interest, Additional Interest, or any other sum due under the Note or otherwise in respect of the Loan in such order and amounts, and to such obligations, as Mortgagee shall elect in its sole and absolute discretion.

17.

MISCELLANEOUS

                    (a) Assignment of Rents. This Mortgage constitutes a present, absolute, unconditional and irrevocable assignment of all of the Rents now or hereafter accruing, and Mortgagor, without limiting the generality of the Granting Clause hereof, specifically hereby presently, absolutely, unconditionally and irrevocably assigns, transfers and sets over all of the Rents now or hereafter accruing to Mortgagee. The aforesaid assignment shall be effective immediately upon the execution hereof and is not conditioned upon the occurrence of any Event of Default or any other contingency or event, provided, however, that Mortgagee hereby grants to Mortgagor the right and license to collect and receive the Rents as they become due, and not in advance, so long as no Event of Default exists hereunder. Immediately upon the occurrence of any such Event of Default, the foregoing right and license shall be automatically terminated and of no further force or effect. Nothing contained in this Section or elsewhere herein shall be construed to make Mortgagee a mortgagee in possession unless and until Mortgagee actually takes possession of the Mortgaged Property, nor to obligate Mortgagee to take any action or incur any expense or discharge any duty or liability under or in respect of any leases or other agreements relating to the Mortgaged Property or any part thereof.

                    (b) Security Agreement. This Mortgage constitutes a security agreement under the applicable Uniform Commercial Code with respect to the Chattels and such other of the Mortgaged Property which is personal property. Mortgagor agrees that it will not terminate or amend any financing statements filed in connection with the Loan without Mortgagee’s prior consent. In addition to the rights and remedies granted to Mortgagee by other applicable law or hereby, Mortgagee shall have all of the rights and remedies with respect to the Chattels and such other personal property as are granted to a secured party under the applicable Uniform Commercial Code. Upon Mortgagee’s request, Mortgagor shall promptly and at its expense assemble the Chattels and such other personal property and make the same available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand, with interest at the Default Rate, any and all expenses, including attorneys’ fees, incurred by Mortgagee in protecting its interest in the Chattels and such other personal property and in enforcing its rights with respect thereto. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Chattels and such other personal property sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action shall constitute reasonable notice to Mortgagor. The proceeds of any such sale or disposition, or any part thereof, may be applied by Mortgagee to the payment of the indebtedness secured hereby in such order and proportions as Mortgagee in its discretion shall deem appropriate.

                    (c) Application of Certain Payments. In the event that all or any part of the Mortgaged Property is encumbered by one or more mortgages held by Mortgagee, Mortgagor hereby irrevocably authorizes and directs Mortgagee to apply any payment received by Mortgagee in respect of any note secured hereby or by any other such mortgage to the payment of such of said notes as Mortgagee shall elect in its sole and absolute discretion, and Mortgagee shall have the right to apply any such payment in reduction of principal and/or interest, Additional Interest, and in such order and amounts as Mortgagee shall elect in its sole and absolute discretion without regard to the priority of the mortgage securing the note so repaid or to contrary directions from Mortgagor or any other party.

                    (d) Severability. In the event any one or more of the provisions contained herein or in the Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein, provided, however, that if such provision held to be invalid, illegal or unenforceable relates to the payment of any sum under the Note or any other material monetary sum, then Mortgagee may, at its option, declare the indebtedness and any other sums secured hereby to be immediately due and payable.

                    (e) Modifications and Waivers in Writing. No provision hereof may be changed, waived, discharged or terminated orally or by any other means except an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Mortgagor and Mortgagee relating hereto shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

                    (f) Notices, Etc. All notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, if to Mortgagor at its address stated above, and if to Mortgagee to the attention of its Real Estate Finance office at its address stated above, or at such other address of which a party shall have notified the party giving such notice in accordance with the provisions of this Section.

                    (g) Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of, the respective successors and assigns of Mortgagor and Mortgagee.

                    (h) Limitation on Interest. Regardless of any provision contained herein or in any of the other Loan documents, the total liability for payments in the nature of interest shall not exceed the applicable limits now or hereafter imposed by any applicable state or federal interest rate laws to which Mortgagee may be subject. If any payments in the nature of interest, fees and other charges made hereunder or under the Note or other Loan documents are held to be in excess of the applicable limits imposed by any such applicable state or federal interest rate laws, it is agreed that any such amount held to be in excess shall be considered payment of principal under the Note and the indebtedness evidenced thereby shall be reduced by such amount in the inverse order of maturity so that the total liability for payments in the nature of interest, fees and other charges shall not exceed the applicable limits imposed by any such applicable state or federal interest rate laws in compliance with the desires of Mortgagor and Mortgagee.

                    (i) Counterparts. This Mortgage may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same mortgage.

                    (j) Substitute Mortgages. Mortgagor and Mortgagee shall, upon their mutual agreement to do so, execute such documents as may be necessary in order to effectuate the modification hereof, including the execution of substitute mortgages, so as to create two (2) or more liens on the Mortgaged Property in such amounts as may be mutually agreed upon but in no event to exceed, in the aggregate, the Mortgage Amount; in such event, Mortgagor covenants and agrees to pay the reasonable fees and expenses of Mortgagee and its counsel in connection with any such modification.

                    (k) Mortgagee’s Sale of Interests in Loan. Mortgagor recognizes that Mortgagee may sell and transfer interests in the Loan to one or more participants or assignees and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Mortgagor, any Guarantor or the Loan, may be exhibited to and retained by any such participant or assignee or prospective participant or assignee.

                    (l) No Merger of Interests. Unless expressly provided otherwise, in the event that ownership hereof and title to the fee and/or leasehold estates in the Premises encumbered hereby shall become vested in the same person or entity, this Mortgage shall not merge in said title but shall continue to be and remain a valid and subsisting lien on said estates in the Premises for the amount secured hereby.

                    (m) CERTAIN WAIVERS. MORTGAGOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY FORECLOSURE OR SIMILAR ACTION OR PROCEDURE BROUGHT BY MORTGAGEE ASSERTING AN EVENT OF DEFAULT HEREUNDER, ANY AND EVERY RIGHT IT MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING IN THIS SECTION SHALL PREVENT OR PROHIBIT MORTGAGOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST MORTGAGEE WITH RESPECT TO ANY ASSERTED CLAIM.

                    (n) Satisfaction or Assignment of Mortgage. Upon payment in full of all sums, and the performance of all obligations, secured hereby in accordance with the terms and conditions of this Mortgage and the other Loan documents, Mortgagee shall deliver a satisfaction or release of this Mortgage or, at Mortgagor’s option to be exercised in writing, an assignment hereof, in either case in proper form for recording. As a condition to any such satisfaction or assignment, Mortgagor covenants and agrees to pay Mortgagee’s reasonable fees and expenses (including attorneys’ fees and expenses) in connection therewith. Upon any such satisfaction or assignment, Mortgagee shall, automatically and without the need for any further documentation, be absolutely and unconditionally released from any and all claims or liabilities in connection with the Loan. In addition, Mortgagor hereby indemnifies and agrees to hold Mortgagee harmless from and against any and all claims and liabilities arising out of the satisfaction or assignment hereof, such indemnification to survive any such satisfaction or assignment.

                    (o) Other Liens; Subrogation. In the event any or all of the proceeds of the indebtedness secured hereby have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property or to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind, such proceeds have been advanced by Mortgagee at Mortgagor’s request, and, to the extent of such funds so used, the indebtedness hereby secured shall be subrogated to all of the rights, claims, liens, titles and interest heretofore existing against the Mortgaged Property to secure the indebtedness or obligation so extinguished, paid, extended or renewed, and the former rights, claims, liens, title and interests, if any, shall not be waived but rather shall be continued in full force and effect and in favor of Mortgagee and shall not be merged with the lien and security for the repayment of the indebtedness hereby secured.

                    (p) New York Provisions. If all or any part of the Premises is located in the State of New York, (a) Mortgagor hereby makes the following statement: “This Mortgage does not cover real property principally improved or to be improved by one (1) or more structures containing in the aggregate not more than six (6) residential dwelling units, each having its own separate cooking facilities.” and (b) the covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Sections 254, 271 and 272 of the Real Property Law of the State of New York.

                    (q) Exculpation. Mortgagor shall not be personally liable for payment of the principal of the Note or interest thereon, and in the event of any failure by Mortgagor to pay any portion of such principal or interest, Mortgagee will look, with respect to the then outstanding balance of such principal and interest, solely to the Mortgaged Property and such other collateral as has been, or hereafter shall be, given to secure payment of the Note and any guaranties thereof. The foregoing limitation on liability shall not impair or otherwise affect the validity or enforceability of (a) the debt evidenced by the Note or of any other obligations evidenced by the Note, the Mortgage or any of the Loan Documents or (b) Mortgagee’s liens, security interests, rights and remedies (including, without limitation, the remedies of foreclosure and/or sale) with respect to the Mortgaged Property or any other property, security, collateral and/or assets (including the proceeds thereof) encumbered, pledged or assigned by the Mortgages or any other security for the Loan. In addition, the foregoing limitation on liability shall not limit anyone’s obligations or be applicable with respect to: (i) liability under any guaranty(ies) or indemnity(ies) delivered or afforded to Mortgagee; (ii) any fraud or material misrepresentation; (iii) taxes of any kind (whether characterized as transfer, gains or other taxes) payable in connection with the foreclosure sale of the Mortgaged Property, irrespective of who pays such taxes; (iv) application of any proceeds of the Loan to any purpose other than as provided in the Loan Documents; (v) the application of any insurance or condemnation proceeds or other funds or payments other than strictly in accordance with the Loan Documents; (vi) the misapplication of any security deposits; (vii) rents, sales proceeds, or other sums received after default under the Loan Documents which are not applied to expenses of operating the Mortgaged Property or paid to Mortgagee or a duly appointed receiver of the Premises; (viii) any failure to deliver to Mortgagee, after demand therefor, any agreements relating to the operation, management, leasing, use, occupancy or construction of the Mortgaged Property; (ix) any intentional physical waste in respect of the Mortgaged Property; (x) any failure to pay or discharge any real estate tax, other tax, assessment, fine, penalty or lien against the Mortgaged

Property to the extent revenue from leases of the Mortgaged Property was available to pay same; (xi) liability as landlord under any lease(s) relating to the Mortgaged Property which liability accrued prior to Mortgagee’s succeeding to such interest of Mortgagor, which Mortgagee is or becomes obligated for by virtue of Mortgagee succeeding to the interests of Mortgagor, provided, however, that such liability shall only apply with respect to any liability of Mortgagor under such leases which Mortgagee assumes pursuant to subordination, non-disturbance and attornment agreements required pursuant to the terms of such leases; (xii) liability under any agreement relating to the operation or maintenance of the Mortgaged Property, which liability accrued prior to Mortgagee’s succeeding to such interest of Mortgagor, which Mortgagee is or becomes obligated for by virtue of Mortgagee succeeding to the interests of Mortgagor, provided, however, that such liability shall only apply with respect to agreements which are not terminable by their terms upon thirty (30) days’ written notice; (xiii) liability to pay for the premiums on and keep in full force and effect insurance in respect of the Mortgaged Property in accordance with the Loan Documents to the extent revenue from leases of the Mortgaged Property was available to pay same; or (xiv) liability for Hazardous Substances that may exist upon or be discharged from the Mortgaged Property. Mortgagor shall in any event be and shall remain personally liable for each of the matters to which reference is made in the preceding sentence and Mortgagee may seek, obtain and enforce one or more money judgments in any appropriate proceeding(s) with respect thereto. The limitation on personal liability contained in this paragraph shall become automatically null and void and shall be of no further force or effect, and Mortgagor shall be and remain personally liable for payment of the principal of the Note and interest thereon, in accordance with the terms and provisions of the Note, in the event that Mortgagor, or anyone acting on behalf of Mortgagor, shall (A) file a petition or answer seeking any relief of any kind under the bankruptcy laws of the United States (or if an Insolvency Event shall otherwise occur), (B) assert in writing or in any legal proceedings of any kind that any provisions of any of the Loan Documents are in whole or in part unenforceable, invalid or not legally binding, or (C) fail fully to cooperate with Mortgagee or a receiver in Mortgagee’s or such receiver’s efforts to collect Rents directly from tenants after a default under the Loan Documents.

                    (r) Priority of Loan and Hedging Agreement. Notwithstanding anything to the contrary contained in this Mortgage, the sums secured hereby payable under the Loan Note and Loan Agreement and otherwise in respect of the Loan shall have equal priority with the Additional Interest secured hereby.

          IN WITNESS WHEREOF, this Mortgage has been duly executed and delivered by Mortgagor.

ACADIA-P/A SHERMAN AVENUE, LLC, a Delaware limited liability company

By

Name:
Title:

STATE OF NEW YORK	)
) ss:
COUNTY OF WESTCHESTER	)

                         On the ______ day of January in the year 2009, before me, the undersigned, a notary public in and for said state, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

My Commission Expires:

SCHEDULE A

LEGAL DESCRIPTION

ALL that lot or parcel of land, in the Borough of Manhattan, County of New York, City of New York, State of New York described as follows:

PARCEL A:

Lot Numbers 1 and 4 in Section Number 8, Block Number 2175 on the land map of the County of New York, and bounded and described as follows:

BEGINNING a point on the easterly side of Broadway at the northeasterly line of said Lot Number 4;

RUNNING THENCE easterly, or nearly so along said Lot Number 4, 220 feet 5 inches to the westerly line of Lot Number 100 on said map;

THENCE 113 feet 8 inches southeasterly along said westerly line of said Lot Number 100 to the northerly side of Sherman Avenue;

THENCE westerly or nearly so along the northerly side of Sherman Avenue to a point thereon distant 204 feet 4-3/8 inches westerly from the westerly side of said Lot Number 100;

THENCE running on a curved line, 96 feet 9-5/8 inches to a point on the easterly side of Broadway, distant 130 feet 5/8 inch southerly from the northerly line of said Lot Number 4;

THENCE northerly along the easterly side of Broadway, 130 feet 5/8 inch to the point or place of BEGINNING. Be the said several distances, more or less.

PARCEL B:

Lot Number 50 on a certain map entitled “Map of 128 acres of land situated in the 12th Ward of the City of New York, part of the Estate Of Isaac Dyckman, deceased, known as Fort George Property”. Dated September 15th, 1868 by R. Rosa, Surveyor, and filed in the Office of the Register of the County of New York on November 7, 1868 as map number 697 and which said plot is bounded and described as follows:

BEGINNING at a point on the easterly side of Broadway or Kingsbridge Road, as widened, at the southwesterly corner of plot number 49 on said map;

THENCE easterly or nearly so along said plot number 49, 202 feet to plot number 53 on said map;

THENCE southeasterly along the said plot number 53 on said map and parallel with a new street laid out by the Commissioners of the Central Park and designated on said map as boulevard or Dyckman Street, 53 feet 3 inches;

THENCE westerly or nearly so and along plot number 51 on said map, 220 feet 5 inches to the present easterly side of Broadway or Kingsbridge Road, as widened;

THENCE northerly or nearly so along the said present easterly side of Broadway or Kingsbridge Road, 50 feet to the point or place of BEGINNING.

2

2

SECURITY AGREEMENT
(Deposit Account at Bank of America, N.A.)

                    This Security Agreement (Deposit Account) (this “Agreement”) is made as of January 15, 2009 by and between Acadia Strategic Opportunity Fund II, LLC, a Delaware limited liability company (the “Pledgor”), and Bank of America, N.A. (the “Bank”).

                    18. Grant of Security Interest. As security for any and all Indebtedness (as defined below), the Pledgor hereby irrevocably and unconditionally grants a security interest in and assigns and transfers the Deposit Account (as defined below) to the Bank.

                    19. “Indebtedness” means any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary and whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, (a) of Acadia-P/A Sherman Avenue, LLC, a Delaware limited liability company (the “Debtor”), to the Bank, whether associated with any credit or other financial accommodation made to or for the benefit of the Debtor by the Bank or otherwise and whenever created, arising, evidenced or acquired (including all renewals, extensions, amendments, refinancings and other modifications thereof), and (b) of the Pledgor to the Bank hereunder, and all costs, attorneys’ fees and expenses incurred by the Bank in connection with the collection or enforcement thereof or hereof, and whether recovery upon such indebtedness and liabilities may be or hereafter become unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Debtor or the Pledgor under the Bankruptcy Code (Title 11, United States Code), any successor statute or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, and including interest that accrues after the commencement by or against the Debtor or the Pledgor of any proceeding thereunder. The Bank’s books and records showing the amount of the Indebtedness shall be admissible in evidence in any action or proceeding, and shall be binding upon the Debtor and the Pledgor and conclusive for the purpose of establishing the amount of the Indebtedness.

                    20. Deposit Account. For purposes of this Agreement, “Deposit Account” means account no. 406718 opened or to be opened by the Pledgor with the Bank, any renewals or rollovers thereof, any successor or substitute deposit account(s) including, without limitation, any such deposit account as it may have been renumbered or retitled, any proceeds thereof (including without limitation any interest paid thereon), and any general intangibles and choses in action arising therefrom or related thereto.

                    21. Withdrawals; Renewals; Rollovers. The Pledgor shall not withdraw funds from the Deposit Account without the Bank’s prior written consent. The Pledgor agrees that, upon maturity of any deposit with a maturity date, such deposit shall be renewed at the Bank’s then prevailing rate of interest for successive ninety (90) day periods (or such other time period as may be agreed by the Bank and the Pledgor).

3

                    22. Interest Payments. Notwithstanding the Bank’s security interest in the proceeds of the Deposit Account, the Bank will continue to pay to the Pledgor any interest accruing thereunder until the occurrence of an Event of Default under this Agreement.

                    23. Pledgor’s Covenants, Warranties and Representations. The Pledgor covenants, represents and warrants that unless compliance is waived by the Bank in writing:

          (a) Except as otherwise agreed by the Bank in writing, the Pledgor owns the Deposit Account free and clear of any and all liens, encumbrances, or interests of any third parties other than the security interest of the Bank, and will keep the Deposit Account free of all liens, claims, security interests and encumbrances of any kind or nature, whether voluntary or involuntary, except the security interest of the Bank.

          (b) The Pledgor shall, at the Pledgor’s expense, take all actions necessary or advisable from time to time to maintain the first priority and perfection of said security interest and shall not take any actions that would alter, impair or eliminate said priority or perfection.

          (c) The Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Deposit Account, and upon the failure of the Pledgor to do so, the Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

          (d) The Pledgor’s exact legal name is correctly set forth on the signature page hereof. The Pledgor will provide the Bank with at least 30 days’ prior written notice of any change in the Pledgor’s name or identity.

          (e) The Pledgor is an organization of the type and (if not an unregistered entity) is incorporated in or organized under the laws of the state specified in the first paragraph above. The Pledgor shall give the Bank at least 30 days’ notice before changing its type of organization, business structure or state of organization.

          (f) The Pledgor’s organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the signature page hereof. The Pledgor shall promptly notify the Bank (i) of any change of its organizational identification number, or (ii) if the Pledgor does not have an organizational identification number and later obtains one, of such organizational identification number.

                    24. Certificates. Upon the Bank’s request, the Pledgor shall deliver any certificate evidencing any part of the Deposit Account to the Bank, duly endorsed over to the Bank as necessary.

                    25. Costs. All advances, charges, costs and expenses, including reasonable attorneys’ fees, incurred or paid by the Bank in exercising any right, power or remedy conferred by this Agreement or in the enforcement hereof, shall become a part of the Indebtedness secured hereunder and shall be paid to the Bank by the Pledgor immediately and without demand, with interest thereon at an annual rate equal to the highest rate of interest that would be applicable to

4

any Indebtedness secured by this Agreement. Such costs and attorneys’ fees shall include, without limitation, the allocated cost of in-house counsel.

                    26. Events of Default. Any one or more of the following shall be a default hereunder (“Event of Default”):

          (a) The Pledgor, the Debtor or any comaker, accommodation maker, surety or guarantor of the Indebtedness or any endorser of any note or other document evidencing the Indebtedness (a “Credit Party”) fails to pay any Indebtedness when due, or breaches any other term, provision, warranty or representation of any agreement evidencing or relating to the Indebtedness.

(b) Any custodian, receiver or trustee is appointed to take possession, custody or control of all or a substantial portion of the property of any Credit Party.

          (c) Any Credit Party becomes insolvent, or is generally not paying or admits in writing its inability to pay its debts as they become due, makes a general assignment for the benefit of creditors, or commences any case, proceeding or other action under any bankruptcy or other law for the relief of, or relating to, debtors.

(d) Any case, proceeding or other action is commenced against any Credit Party under any bankruptcy or other law for the relief of, or relating to, debtors.

(e) Any involuntary lien of any kind or character attaches to the Deposit Account.

          (f) Any financial statement, certificate, schedule or other information now or hereafter furnished by any Credit Party to the Bank proves to have been false or incorrect in any material respect when furnished to the Bank.

          (g) If any Indebtedness is an obligation or liability of any kind (including any renewals, extensions or modifications thereof) arising out of or relating to any transaction (including an agreement with respect thereto) now existing or hereafter entered into which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, spot or forward foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit swap or default transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures (individually, a “Hedging Transaction;” collectively, the “Hedging Transactions”), any termination event, event of default or other similar event occurs under such Indebtedness.

                    27. Remedies. If an Event of Default occurs, the Bank may do any one or more of the following:

5

          (a) Declare all Indebtedness to be immediately due and payable, whereupon the same shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived; provided, however, that upon the occurrence of an Event of Default described in Paragraph 9(c) or 9(d), all Indebtedness shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, all of which are hereby expressly waived.

          (b) Exercise as to the Deposit Account all of the rights, powers and remedies of an owner and all of the rights, powers and remedies of a secured party under the UCC (as defined below) and any other applicable law.

(c) Apply, without notice, any funds in any Deposit Account against the Indebtedness.

(d) Exercise any other remedy provided under this Agreement or by any applicable law.

                    28. Additional Waivers. The Pledgor waives any right to require the Bank to (a) proceed against any person, (b) proceed against or exhaust any collateral, or (c) pursue any other remedy in the Bank’s power; and waives any defense arising by reason of any disability or other defense of the Debtor or any other person, or by reason of the cessation from any cause whatsoever of the liability of the Debtor or any other person. Until the Indebtedness is paid in full, the Pledgor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory or otherwise), including without limitation any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, arising from the existence or performance of this Agreement, and the Pledgor waives any right to enforce any remedy which the Bank now has or may hereafter have against the Debtor or against any other person and waives any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Bank. If the Pledgor is not also a debtor with respect to a specified Indebtedness, the Pledgor authorizes the Bank without notice or demand and without affecting the Pledgor’s liability hereunder, from time to time to: (a) renew, extend, accelerate or otherwise change the time for payment of or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security, other than the Deposit Account, for the payment of the Indebtedness or any part thereof, and exchange, enforce, waive and release the Deposit Account or any part thereof or any such other security; and (c) release or substitute the Debtor or any one or more of them, or any of the endorsers or guarantors of the Indebtedness or any part thereof, or any other parties thereto. The Pledgor agrees that it is solely responsible for keeping itself informed as to the financial condition of the Debtor and of all circumstances which bear upon the risk of nonpayment or the risk of a margin call or liquidation of the collateral.

                    29. Return of Collateral. The Bank may at any time deliver the collateral or any part thereof to the Pledgor and the receipt of the Pledgor shall be a complete and full

6

acquittance for the collateral so delivered, and the Bank shall thereafter be discharged from any liability or responsibility therefor.

                    30. Transfer of Collateral. Upon the transfer of all or any part of the Indebtedness, the Bank may transfer all or any part of the collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such collateral so transferred, and the transferee shall be vested with all the rights and powers of the Bank hereunder with respect to such collateral so transferred; but with respect to any collateral not so transferred the Bank shall retain all rights and powers hereby given.

                    31. Continuing Agreement. This is a continuing Security Agreement and all the rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of the Debtor, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, cessation of business, dissolution or bankruptcy of the Debtor or any other event or proceeding affecting the Debtor.

                    32. Continuing Powers. Until all Indebtedness shall have been paid in full, the power of sale and all other rights, powers and remedies granted to the Bank hereunder shall continue to exist and may be exercised by the Bank at the time specified hereunder irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of the Pledgor or the Debtor may have ceased. The Pledgor waives the benefit of any statute of limitations as applied to this Agreement.

                    33. Other Rights. The rights, powers and remedies given to the Bank by this Agreement shall be in addition to all rights, powers and remedies given to the Bank by virtue of any statute or rule of law. Any forbearance or failure or delay by the Bank in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Bank shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Bank.

                    34. Termination. This Agreement shall remain in full force and effect until terminated by the Bank.

                    35. Miscellaneous.

                    The Pledgor hereby authorizes the Bank to file one or more financing statements describing all or part of the collateral, and continuation statements, or amendments thereto, relative to all or part of the collateral as authorized by applicable law. Such financing statements, continuation statements and amendments will contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Pledgor is an organization, the type of organization and any organizational identification number issued to the Pledgor. The Pledgor agrees to furnish any such information to the Bank promptly upon request.

7

                    At the request of the Bank, the Pledgor shall execute such other agreements, documents or instruments in connection with this Agreement as the Bank may reasonably deem necessary to evidence or perfect the security interests granted herein, to maintain the first priority of the security interests, or to effectuate the rights granted to the Bank herein.

                    This Agreement shall be governed by and construed according to the internal laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies are governed by the laws of any other jurisdiction. The Pledgor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York City in any action or proceeding arising out of or relating to this Agreement, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by the Bank in connection with such action or proceeding shall be binding on the Pledgor if sent to the Pledgor by registered or certified mail at its address specified below. The Pledgor agrees that the Bank may disclose to any prospective purchaser and any purchaser of all or part of the Indebtedness any and all information in the Bank’s possession concerning the Pledgor, this Agreement and the collateral. The state referred to above in this subparagraph is the “bank’s jurisdiction” for purposes of the UCC (as defined below).

                    References to “UCC” in this Agreement shall mean the Uniform Commercial Code as in effect from time to time in the state referred to in subparagraph (d) above; provided that if by mandatory provisions of law, the perfection, the effect of perfection or non-perfection, or the priority of the security interests granted in this Agreement, as well as all other security interests created or assigned as additional security for the Indebtedness under the provisions of this Agreement, in any collateral is governed by the Uniform Commercial Code as in effect in any other jurisdiction, the “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection, effect of perfection or non-perfection, or the priority of security interests. Any term used or defined in the UCC and not defined in this Agreement has the meaning given to the term in the UCC, when used in this Agreement.

                    This Agreement shall benefit the Bank’s successors and assigns and shall bind the Pledgor’s successors and assigns, except that the Pledgor may not assign its rights and obligations under this Agreement. This Agreement shall bind all parties who become bound as a debtor with respect to the Indebtedness.

                    In all cases where more than one party executes this Agreement, all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and the obligations and undertakings hereunder are joint and several.

                    36. WAIVER OF JURY TRIAL. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE PLEDGOR AND THE BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS AGREEMENT.

                    37. NOTICE OF FINAL AGREEMENT. THIS WRITTEN SECURITY AGREEMENT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION WITH

8

THIS SECURITY AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of page intentionally left blank]

9

          IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized officers as of the date first above written.

PLEDGOR:

ACADIA STRATEGIC OPPORTUNITY FUND II, LLC, a Delaware limited liability company

By:	Acadia Realty Acquisition II, LLC, a Delaware limited liability company, its managing member

	By:	Acadia Realty Limited Partnership, its sole member

		By:	Acadia Realty Trust, its general partner

By

Robert Masters
Senior Vice President

BANK:

BANK OF AMERICA, N.A.

By

Gregory Egli
Senior Vice President

Acknowledgment and Consent of Debtor

          The Debtor hereby acknowledges and consents to the terms of this Agreement. The Debtor acknowledges that the contact information below is correct for any margin call or other notice to the Debtor. The Debtor further agrees that any such notice of a margin call may be given orally or in writing, including facsimile, to the Debtor as provided below. Notices and other communications sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted. To the extent that oral notification is provided for or agreed to herein, such oral notification may be made by telephone to the number(s) set forth below for the Debtor; provided that any oral notification in person or at any other telephone number shall constitute notification hereunder and under the terms of any Indebtedness related hereto. The Debtor hereby agrees to promptly notify Bank in writing of any change in the notice information set forth below.

DEBTOR:

ACADIA-P/A SHERMAN AVENUE, LLC, a Delaware limited liability company

By

Robert Masters
Senior Vice President

CONTACT INFORMATION FOR NOTICE PURPOSES

Telephone Numbers:	Address for Notices:
914-288-8139
914-288-8100	c/o Acadia Realty Trust
1311 Mamaroneck Avenue, Suite 260
Facsimile, telecopy or similar	White Plains, New York 10605
number for notices:	Attention: Mr. Robert Masters
914-428-3646